CONTRACT OF PURCHASE AND SALE

THIS CONTRACT OF PURCHASE AND SALE (this “Contract’”) is made as of the 29th day of September, 2010, by and between OXFORD RISE PARTNERS LLC, a Georgia limited liability company (“Oxford”) and WILLIAMS OPPORTUNITY FUND, LLC, a Georgia limited liability company (“Williams”; Oxford and Williams are hereinafter referred to individually as a “Seller” and collectively as “Sellers”), and PREFERRED APARTMENT COMMUNITIES, INC., a Maryland corporation (“Buyer”).

RECITALS:

1.           Sellers are the owners of all of the membership interests in Oxford Rise JV LLC, a Delaware limited liability company (the “Company”), including, without limitation, all of Sellers’ right, title and interest in and to the capital, profits and losses of the Company and its assets, property, rights, and privileges, both real, personal and mixed, tangible and intangible, of every kind and character whatsoever, including, without limitation, all monies and distributions of property now due or to become due (herein referred to collectively as the “Membership Interests”).

2.           The assets of the Company include the “Property” (as hereinafter defined) located at 900 Selwyn Place, West Vincent Township, Chester County, Pennsylvania, consisting of a 216 unit apartment complex and related facilities more commonly known as the Oxford Rise Apartments.

3.           Sellers desire to sell to Buyer, and Buyer desires to purchase from Sellers, on the terms and conditions hereinafter set forth, the Membership Interests of Sellers, including, without limitation, Sellers’ interest, through the Company, in the Property, it being the intent of Sellers to transfer unto the Buyer all of Sellers’ right, title and interest in and to the Company, its capital, profits, losses and distributions and all the Company’s real and personal property and assets of every type and description whatsoever and wherever located.

CONTRACT

In consideration of the agreements of Sellers and Buyer contained herein, the receipt and sufficiency of which are hereby acknowledged, Sellers and Buyer, each intending to be legally bound, agree and provide as follows:

1.           Purchase and Sale.

Sellers agree to sell and convey to Buyer, and Buyer agrees to purchase from Sellers, for the purchase price and on the terms and conditions hereinafter set forth, the Membership Interests, including, without limitation, the Company’s interest in the following property:

(A)
The land described in Exhibit “A”, which is attached hereto and incorporated herein by reference, together with all right, title and interest, if any, of the Company in and to the land lying within any street or roadway adjoining said land or any vacated or hereafter vacated street or alley adjoining said land (collectively, the “Land”);

(B)	All structures, improvements, fixtures, and other items that constitute real property located on the Land (the “Improvements”);

(C)	All easements and rights appurtenant to and/or benefiting all or any portion of the Land, (the “Easements”);

(D)
All of the tangible personal property owned by the Company and used in connection with the operation, ownership, management or maintenance of the Land or the Improvements, including, without limitation, those items set forth on Exhibit “B” attached hereto and incorporated herein by reference (collectively, the “Tangible Personal Property”);

(E)
All intangible assets relating to the Land, the Improvements or the Tangible Personal Property, including, without limitation, any warranties or guaranties relating to the foregoing, any trade or business name(s) for the Land, Improvements and/or Tangible Personal Property (including, without limitation, the name “Oxford Rise”), all telephone exchanges for the Improvements, and all licenses, permits and certificates of occupancy for the Land, Improvements and Tangible Personal Property (collectively, the “Other Assets”); provided, however, the use of the name “Oxford Rise” shall be limited to Buyer and its permitted assignee hereunder, and only as long as John A. Williams holds an executive position with Buyer and its permitted assignee hereunder;

(F)
All service and other contracts pertaining to the ownership, use, operation, maintenance or repair of the Land or the Improvements, including without limitation, the contracts listed on Exhibit “C” attached hereto and made a part hereof and which Buyer elects to assume at closing (the “Contracts”); and

(G)
All leases and occupancy Contracts for all or any part of the Land and/or Improvements and all amendments thereto, all as described in Exhibit “D” attached hereto and incorporated herein by reference, together with those leases, occupancy Contracts, and amendments thereto which may be entered into after the date hereof as provided herein (each, individually, a “Lease,” and all collectively referred to as the “Leases”), and all security deposits, pet deposits and other deposits owned by the Company in connection therewith (collectively, the “Security Deposits”).

The Company’s right, title and interest in and to the Land, the Improvements, the Easements, the Tangible Personal Property, the Other Assets, the Contracts, the Leases and the Security Deposits are collectively referred to herein as the “Property”.

2.	Purchase Price.

Subject to the adjustments hereinafter set forth, the purchase price (the “Purchase Price”) to be paid to Sellers by Buyer for the Membership Interests shall be Thirty Million One Hundred Fifty Thousand and No/100 Dollars ($30,150,000.00) (the “Purchase Price”). Sellers and Buyer acknowledge and agree that the Purchase Price was determined by taking the average of the fair market value of the Property established by two independent appraisals of the Property (the “Appraisals”) commissioned by Buyer and conducted by CB Richard Ellis and Cushman & Wakefield (collectively, the ‘Appraisers”). Sellers acknowledge and agree that the Company shall be solely responsible for the payment of any pre-payment penalty under the existing indebtedness (the “Existing Indebtedness”) of Principal Life Insurance Company and Wachovia Bank, National Association (collectively, “Lender”) encumbering the Property, and such pre-payment penalty shall be deducted from the Purchase Price and paid to Lender as a disbursement on Sellers’ behalf at Closing.

The Purchase Price shall be payable, as adjusted for the prorations and other payments and credits specified in this Contract, by wire transfer of immediately available U.S. Federal Funds at Closing through the Title Company to an account designated in writing by Sellers.

Sellers and Buyer further agree that Sellers shall, on the date which is one year after the Closing Date (the “Earn Out Date”), have two independent appraisals of the Property conducted by the Appraisers for the purpose of determining the fair market value of the Property as of the Earn Out Date. In the event the average of the fair market value of the Property on the Earn Out Date (the “Earn Out Value”) established by such appraisals of the Property is higher than the Purchase Price, Sellers shall receive cash equal in value to the difference between the Purchase Price and the Earn Out Value (the “Earn Out Payment”). Provided, however, in the event that Buyer incurs out-of-pocket damages, costs and expenses (including, without limitation, reasonable attorneys’ fees actually incurred and court costs) after the Closing arising out of the breach by Sellers’ of (i) their representations and warranties in Section 4 herein, or (ii) any surviving indemnity of Sellers’ described herein, including, without limitation, those contained in Section 20 herein, the amount of such damages, costs and expenses incurred by Buyer shall be deducted from the Earn Out Payment due Sellers by Buyer. Sellers and Buyer shall each pay one-half of the cost of such appraisals.

Sellers and Buyer covenant and agree that their agreement to sell and purchase the Membership Interests, respectively, together with Sellers’ and Buyer’s other covenants contained herein, including, without limitation, Sellers’ covenants in Section 7 herein and Buyer’s out-of-pocket expenses to be paid (i) to Buyer’s attorneys in connection with the negotiation of this Contract and matters related thereto, (ii) to any prospective lender as an application or commitment fee, (iii) to CB Richard Ellis and Cushman & Wakefield for the Appraisals, and (iv) to unrelated and unaffiliated third party consultants in connection with the performance of examinations, inspections and/or investigations pursuant to this Contract, constitutes good and valuable consideration and mutuality under this Contract.

3.           Closing.

Provided all conditions precedent to Sellers’ and Buyer’s respective obligations under this Contract have been satisfied or waived in writing by the party entitled to the benefit thereof, the consummation of the transaction contemplated hereby (the “Closing”) shall take place in escrow through the Title Company (as hereinafter defined) on the later to occur of (i) the date which is thirty (30) days after the expiration of the Inspection Period (as hereinafter defined), or (ii) the date which is within five (5) business days following the closing of the initial public offering of Preferred Apartment Communities, Inc. class A common stock (the date of closing of such initial public offering is referred to herein as the “IPO Closing Date”) pursuant to its registration statement on Form S-l1, Registration No. 333-168407, that was initially filed with the Securities and Exchange Commission on July 29, 2010 (the day of Closing is herein referred to as the “Closing Date”); provided, however, in no event shall the Closing Date extend beyond December 15, 2010.

4.           Representations and Warranties.

Sellers, as an inducement to Buyer to enter into this Contract, represent and warrant to Buyer, and shall reaffirm to Buyer the continuing validity of such representations and warranties at the Closing, as follows (which representations and warranties shall survive the Closing Date for a period of one (1) year):

(A)
Sellers are limited liability companies, duly organized and validly existing under the laws of the State of Georgia and are in good standing under the laws of the State of Georgia. All actions necessary to confer such power and authority upon the persons executing this Contract have been taken;

(B)
Sellers have the full right, power and authority to enter into and perform their obligations under this Contract and to convey the Membership Interests to Buyer as provided herein. The execution, delivery and performance of this Contract by Sellers does not and will not violate the organizational documents of Sellers, including, without limitation, that certain Limited Liability Company Agreement of Oxford Rise JV LLC dated May 9, 2007 (the “Operating Agreement”), or any contract, order, judgment or decree to which Sellers are a party or by which they or the Property is bound. The documents to be executed and delivered by Sellers at Closing pursuant to this Contract will be, at Closing, duly authorized, executed and delivered by Sellers and, at the Closing, will be legal, valid and binding obligations of Sellers and will not violate the provisions of any contract, order, judgment or decree to which the Sellers is a party or by which it or the Property is bound;

(C)	The copy of the Operating Agreement previously provided by Sellers to Buyer is a true, correct and complete copy in effect on the date of this Contract;

(D)	No suit or proceeding for the dissolution or liquidation of the Company has been instituted or is now threatened;

(E)	The Company has no subsidiaries;

(F)	The Company has no employees;

(G)
The Company has no Employee Benefit Plan. As used herein, “Employee Benefit Plan” means each “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (as amended, “ERISA”), and each other plan, policy, program, agreement, understanding and arrangement (whether written or oral) providing compensation or other benefits to any current or former director, officer, employee or consultant (or to any dependent or beneficiary thereof) of the Company which is now or has been maintained, sponsored, entered into or contributed to by the Company or under the terms of which the Company has or is reasonably likely to have any obligation or liability, whether actual or contingent, including, without limitation, all employment, consulting, severance, termination, incentive, bonus, deferred compensation, retention, retirement, pension, savings, profit sharing, retention, change in control, vacation, holiday, cafeteria, medical, health, dependent care, disability, life, accident, fringe benefit, welfare and stock-based or stock-linked compensation plans, policies, programs, agreements, understandings or arrangements;

(H)
Sellers have provided to Buyer all policies or binders of insurance of any kind or nature covering the Company or any of its properties or assets. All such policies are in full force and effect and are sufficient for compliance with all applicable laws and of all contracts to which the Company is a party. To the best of Sellers’ knowledge, the Company is not in default under any of such policies or binders, and the Company has not failed to give any notice or to present any claim under any such policy or binder in a due and timely fashion. To the best of Sellers’ knowledge, there are no facts upon which an insurer might be justified in reducing coverage or increasing premiums on existing policies or binders. There are no outstanding unpaid claims under any such policies or binders. Such policies and binders provide sufficient coverage for the risks insured against, are in full force and effect as of the date hereof;

(I)	Sellers are the owners of all of the membership interests in the Company;

(J)
Sellers own the Membership Interests free and clear of any security agreements, financing statements, liens, encumbrances, security interests or other claims of any kind, other than liens and encumbrances of record affecting the Property. The Membership Interests constitute all of Sellers’ interest in the Company, and Sellers have not entered into any side letters or other written instruments relating to their interest in the Company other than the Operating Agreement and any other agreement provided to or otherwise actually known to Buyer that relates to the Property;

(K)
Sellers have not conveyed or assigned any of its right, title or interest in the Membership Interests to any third party, including any affiliates or related parties of Sellers. Sellers have not granted to any party any option, contract or other agreement with respect to the Membership Interests or any portion thereof or any interest therein. To Sellers’ knowledge, there are no attachments, executions or assignments of Sellers’ rights in the Membership Interests for the benefit of creditors, or voluntary or involuntary proceeds in bankruptcy or under any other debtor-relief laws pending or threatened against Assignor;

(L)
To the best of Sellers’ knowledge, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, regional, state or local governmental authority on the part of Sellers are required in connection with the consummation of the transactions contemplated by this Contract, or if the same is required, such consent, approval, order or authorization has been obtained, or such registration, qualification, designation, declaration or filing has been completed and satisfied, and any costs, fees or expenses associated therewith have been paid in full by Sellers;

(M)
Except as and to the extent reflected and adequately reserved against in the balance sheet of the Company provided to Buyer by Sellers, the Company has no material liability or obligation whatsoever, whether accrued, absolute, contingent or otherwise;

(N)
Except as set forth herein, to the best of Sellers’ knowledge, all tax returns of every kind (including, without limitation, returns of all income taxes, franchise taxes, real and personal property taxes, intangibles taxes, withholding taxes, employee compensation taxes and all other taxes of any kind applicable to the Company) that are due to have been filed in accordance with applicable law have been duly filed; and all taxes shown to be due on such returns have been paid in full. The amounts so paid have been adequate to pay all income, franchise, real and personal property, intangibles, withholding and employment compensation taxes and all other taxes of any kind whatsoever, including interest and penalties, due and payable by the Company for all periods ending on or before the date hereof. No deficiencies for any of such taxes have been asserted or threatened, and no audit of any such returns is currently underway or, to the knowledge of the Sellers, threatened. There are no outstanding agreements by the Company for the extension of time for the assessment of any tax. Notwithstanding the foregoing, Buyer acknowledges that Sellers have appealed the property tax assessment for the Property pursuant to the appeal procedures established by the municipality in which the Property is located, and Sellers final payment of the subject property taxes will not be completed until such appeal process is concluded in accordance with the appropriate appeal procedures, and Seller represents that funds necessary to pay property taxes have been accrued by the Company and are on account with the Company’s lender for payment when the final amount of such property taxes is due;;

(O)	The Company is not a “foreign person”, as that term is defined in Section 1445 of the Internal Revenue Code of 1986, as amended;

(P)
To the best of Sellers’ knowledge, there are no actions, suits, judgments, summonses or proceedings pending relating to or arising out of any actual or alleged violation or breach of any code, law, rule, requirement or regulation of any entity or authority having jurisdiction over the Property, the Company has received no notice of any alleged violation of any codes, ordinances, laws, rules, regulations or private restrictions affecting the Property, and Sellers shall cause the Company to promptly deliver any such notice, whether received prior to or after Closing, to Buyer (which covenant shall survive Closing but shall not be limited by the one-year limitations period prescribed for the representations and warranties contained in this Section 4);

(Q)	There are no eminent domain, condemnation or similar proceedings pending, or, to the best of Sellers’ knowledge, threatened with respect to the Property or any portion thereof;

(R)
There are no leases, subleases, licenses or other rental or occupancy contracts (oral or written) with respect to or affecting the Property other than the Leases set forth on the rent roll attached hereto as Exhibit “D” and incorporated herein by reference (the “Rent Roll”):

(S)
There are no service or maintenance contracts or other contracts now in force between the Company and any other party with respect to or affecting the Property, except for the Contracts set forth on Exhibit “C” attached hereto and by reference incorporated herein, and Sellers has delivered to Buyer true, correct and complete copies of all of the Contracts and all amendments thereto set forth on Exhibit “C”. To the best of Sellers’ knowledge, none of the parties to the Contracts is in default of its obligations thereunder, and each of the Contracts is in full force and effect;

(T)
Sellers have no actual knowledge of any noncompliance or violation of Environmental Laws (hereinafter defined) related to the Property or the presence or release of Hazardous Materials (hereinafter defined) on or from the Property except as disclosed in any environmental reports in Sellers’ possession which will be delivered to Buyer on or before the Effective Date of this Contract. The term “Environmental Laws” shall include, without limitation, the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Clean Water Act, 33 U.S.C. § 1251 et seq., and the Water Quality Act of 1987; the Federal Insecticide, Fungicide, and Rodenticide Act (“FIFRA”). 7 U.S.C. § 136 et seq.; the Marine Protection, Research, and Sanctuaries Act, 33 U.S.C. § 1401 et seq.; the National Environmental Policy Act, 42 U.S.C. §4321 et seq.; the Noise Control Act, 42 U.S.C. § 4901 et seq., the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq.; the Resource Conservation and Recovery Act (“RCRA”) 42 U.S.C. § 6901 et seq., as amended by the Hazardous and Solid Waste amendments of 1984; the Safe Drinking Water Act, 42 U.S.C § 300f et seq.; the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), 42 U.S.C. § 9601 et seq.; as amended by the Superfund Amendments and Reauthorization Act, and the Emergency Planning and Community Right-to-Know Act; the Toxic Substance Control Act (“TSCA”), 15 U.S.C. § 2601 et seq.; and the Atomic Energy Act, 42 U.S.C. § 2011 et seq.; all as may be amended as of the date of the Contract, together with their implementing regulations and guidelines as of the date of this Contract. The term “Environmental Laws” shall also include all state, regional, county, municipal and other local laws, regulations, and ordinances that are equivalent or similar to the federal laws recited above or that purport to regulate Hazardous Materials. The term “Hazardous Materials” shall include, without limitation, any hazardous substance, pollutant, or contaminant regulated under CERCLA; oil and petroleum products and natural gas, natural gas liquids, liquefied natural gas, and synthetic gas usable for fuel; pesticides regulated under FIFRA; asbestos, polycholorinated byphenyls, and other substances regulated under TSCA; source material; special nuclear material, and byproduct materials regulated under the Atomic Energy Act; industrial process and pollution control wastes to the extent regulated under applicable Environmental Laws, and any and all substances and materials which may pose a threat of harm to human health or the environment or which may be regulated by any Environmental Laws;

(U)	The information and documents set forth in the exhibits to this Contract or delivered pursuant hereto are true, correct and complete in all material respects;

(V)
Except as set forth on the Rent Roll, no rental under any of the Leases has been collected more than one (1) month in advance, and, except as disclosed on the Rent Roll, there are no concessions, bonuses, free months’ rental, rebates, or other matters affecting the rental under any of the Leases. To the best of Sellers’ knowledge and except as disclosed in the Rent Roll, no tenant under any of the Leases is in monetary default thereunder;

(W)	No leasing commissions are payable by the “landlord” or “lessor” under any Lease, except as set forth on the Rent Roll;

(X)
The Tangible Personal Property is free and clear of any liens, charges and encumbrances benefiting persons or entities claiming by, through or under the Company, other than liens, charges and encumbrances to be canceled at or prior to Closing; and

(Y)
Neither Sellers or the Company (without reference to its constituent entities) are now nor shall they be at any time prior to or at the Closing an individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, limited liability company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity (collectively, a “Person”) named in any executive orders or lists published by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) as Persons with whom a United States Citizen (“U.S. Person”) may not transact business or must limit their interactions to types approved by OFAC (“Specially Designated Nationals and Blocked Persons”).

Any reference to Sellers’ “knowledge” or words of similar import shall be deemed to mean, and shall be limited to, the actual (as distinguished from implied, imputed or constructive) knowledge of Jack Hinrichs, Richard Denny and Dan Faulk, without such persons having any obligation to make an independent inquiry or investigation.

5.           Survey and Inspection Materials.

Sellers shall provide to Buyer on or before the Effective Date a copy of the most recent plat of survey of the Property which Sellers have in their possession, custody or control (such survey being referred to as the “Initial Survey”). Buyer shall pay the cost of any amendment or updating of the Initial Survey (and any Initial Survey so updated being referred to as the “Survey”). On or before the Effective Date, Sellers shall provide to the Buyer true, correct and complete copies of the inspection materials in Sellers’ possession, custody or control as set forth on Exhibit “E” attached hereto and incorporated herein by reference (the “Inspection Materials”) In the event all of the Inspection Materials have not been provided to Buyer within three (3) days of the Effective Date, then the Inspection Period (as hereinafter defined) shall automatically be extended by one day for each day beyond such deadline until all of the Inspection Materials have been provided to Buyer. Buyer shall deliver written notice to Sellers indicating the extension of the Inspection Period as provided in this Section 5.

6.           Inspection Period and Title.

(A)
Inspection Period. Buyer, its agents, contractors, consultants, and employees shall have from and after the Effective Date until 5:00 P.M., Atlanta, Georgia time on that day which is thirty (30) days after the Effective Date (subject to the provisions of Section 5 hereof) (the “Inspection Period”) to (i) examine title to the Property, (ii) obtain an updated survey of the Property, (iii) inspect or otherwise cause the inspection of the Property and documents in Sellers’ possession which relate to the Property (including, without limitation, Sellers’ books and records pertaining to the Property); (iv) conduct such due diligence, including without limitation, non-destructive tests and studies on the Property, as Buyer shall deem advisable; and (v) to object to matters affecting title to or survey of the Property. Sellers agree to cooperate with Buyer in connection with Buyer’s examination and inspection of the Property pursuant to this Section 6, and Sellers agrees to provide Buyer with full and free access to the Property in furtherance thereof, subject, however, to the rights of tenants under the Leases. In the event Buyer fails to deliver to Sellers on or before the expiration of the Inspection Period a written notice stating that Buyer has completed its inspection of the Property and has determined to go forward with the purchase of the Membership Interests in accordance with the terms and conditions of this Contract (the “Election Notice”), this Contract shall automatically and without any further action on the part of Sellers and/or Buyer be deemed to have been terminated effective as of the expiration of the Inspection Period, and Sellers and Buyer shall thereafter have no further rights or obligations hereunder except those which explicitly survive termination of this Contract. In the event Buyer delivers the Election Notice to Sellers on or before the expiration of the Inspection Period, Buyer shall have no further right to terminate this Contract under this Section 6(A). On or before the expiration of the Inspection Period, Buyer shall have the right to terminate this Contract for any reason or no reason, and upon such termination (whether by express election by Buyer or whether by automatic operation of this Section 6(A)), Sellers and Buyer shall thereafter have no further rights or obligations hereunder except those which explicitly survive termination of this Contract.

Buyer hereby agrees to indemnify and hold Sellers harmless from and against any and all costs, liabilities, losses, judgments, fees and expenses (including, without limitation, reasonable attorneys’ fees actually incurred) (collectively, “Costs”) suffered by Sellers and arising out of Buyer’s, or its agents’, contractors’, consultants’ or employees’ entry on and inspection of the Property pursuant to this Section 6(A), excluding, however, Costs incurred by Sellers and caused by (i) Sellers’ negligence or intentional misconduct or (ii) the condition of the Property prior to Buyer’s inspection thereof.

(B)
Title. During the Inspection Period, Buyer shall have the right, at its expense, to obtain a pro forma endorsement to the Company’s existing title insurance policy (the “Title Policy”) for the Property (the “Title Endorsement”) issued by Fidelity National Title Insurance Company (“Title Company”). Buyer shall have the right, on or before the expiration of the Inspection Period, to notify Sellers in writing of any objections Buyer may have to title to the Property as shown in the Title Policy, Title Endorsement or the Survey of the Property. If Buyer fails to give any such objections on or prior to the expiration of the Inspection Period, all matters affecting title to and the Survey of the Property shall be deemed to be permitted title exceptions (hereinafter collectively referred to as the “Permitted Exceptions”). If Buyer does give notice of objections on or prior to the expiration of the Inspection Period, then Sellers shall have five (5) days after the effective date of such objections (the “Sellers Election Deadline”) to elect to cure some, all or none of Buyer’s title and survey objections; provided, however, if either (i) such objection can be cured within ten (10) days and at a cost not to exceed $50,000.00, or (ii) such objection is to a monetary lien or encumbrance which can be cured by the payment of money, Sellers agree to cure same out of the proceeds of the purchase of the Membership Interests by Buyer at Closing (collectively, the “Removable Liens”). Sellers’s failure on or before the Sellers Election Deadline to notify Buyer of which objections it elects to cure shall be deemed to be an election by Sellers to cure none of Buyer’s objections, subject to Sellers’ mandatory obligation to cure the Removable Liens. If Sellers elect to cure less than all of the title and survey objections (subject to Sellers’ mandatory obligation to cure the Removable Liens), it shall so notify Buyer on or before the Sellers Election Deadline, and Buyer shall have seven (7) business days after the Sellers Election Deadline to elect either (A) to terminate this Contract, whereupon all rights and obligations hereunder shall immediately terminate (other than those obligations expressly set forth in this Contract which specifically survive such termination), or (B) to close the purchase and sale contemplated hereby in which case all of Buyer’s uncured title and survey objections and, subject to the last sentence of this Section 6(B), any other title matters, shall be added to and be made a part of the Permitted Exceptions. The immediately preceding sentence shall not relieve the Sellers of their obligation to cure the Removable Liens. If Buyer does not so respond within seven (7) business days after the Sellers Election Deadline, then Buyer shall be deemed to have elected to terminate this Contract, and all rights and obligations hereunder shall immediately terminate (other than obligations expressly set forth in this Contract which specifically survive such termination). As to title defects arising after the effective date of the Title Endorsement and survey defects arising after the date of the Survey, Buyer shall be entitled to object thereto within five (5) business days after becoming aware of such defect, but no later than the Closing Date, and Sellers shall have a reasonable time, not to exceed five (5) days, to elect the options set forth above upon the same conditions set forth above (unless such defect was caused by the act or failure to act of Sellers, in which event Sellers are obligated to cure same and the same shall be deemed to be a “Removable Lien”), and the Closing Date shall be extended to the extent necessary, not to exceed thirty (30) days, to provide said additional time period.

7.           Covenants of Sellers.

Between the date hereof and the Closing Date, Sellers shall:

(A)
Maintain (or cause the maintenance of) the Property in its current condition, ordinary wear and tear and casualty excepted, but, in any event, in a manner consistent with reasonable and prudent business practices, including, without limitation, maintaining the same levels of staffing and personnel at the Property as currently maintained on the Property;

(B)	Maintain (or cause the maintenance of) all casualty, liability and hazard insurance currently in force with respect to the Property;

(C)
Not cause the Property, or any interest therein, to be alienated, encumbered (other than by mechanics’ or materialmen’s liens or claims which Sellers shall promptly pay or bond off so as to discharge the same from record prior to Closing) or otherwise transferred;

(D)	Continue to conduct business with respect to the Property in the same manner in which said business has been heretofore conducted (but in any event in accordance with good business practices);

(E)
Except as otherwise expressly provided in this Contract, shall not, without the prior consent of Buyer, allow the Company to enter into any contract, commitment or undertaking (other than New Leases, as hereinafter defined and separately addressed), make any change in or acceleration of the Company’s normal and customary billing practices, or make any change in the Company’s normal and customary advertising, promotional or maintenance practices, and Sellers shall not, without first obtaining Buyer’s prior written consent, allow the Company to enter into any other contract or Contract affecting the Property unless such contract or Contract is terminable without cause by the owner of the Property on not more than thirty (30) days’ notice and without the payment of any termination fee or penalty;

(F)
Take, or cause to be taken, all actions necessary to cause each of the warranties and representations in this Contract to remain true and correct from the date hereof to the Closing Date and refrain from taking any action which would cause, or threaten to cause, any of such warranties and representations to become incorrect or untrue at any time during such period;

(G)
Shall not, without Buyer’s prior written consent, allow the Company to enter into any (i) new lease for any part of the Property, (ii) amendment, modification, or renewal of an existing Lease, (iii) accept the surrender of premises under any Lease, (iv) consent to sublease, or (v) terminate any existing Lease or dispossess any tenant under an existing Lease (each of (i), (ii), (iii), (iv) and (v) being herein collectively referred to as a “New Lease”) which is a departure from the Company’s current leasing guidelines it has in place with its current Property management team;

(H)
Not remove any of the Tangible Personal Property except as may be required for necessary repair or replacement (provided that any replacement shall be of equal quality as existed at the time of removal) and, in the case of supplies, except for those items consumed in the ordinary course of business;

(I)	Cause the Company to perform its obligations under the Leases and Contracts; and

(J)	Unless this Contract is terminated pursuant to any termination provisions contained herein, not enter into any contracts for the sale of the Membership Interests to any other party.

8.           Sellers’ Obligations at Closing.

Unless required to be delivered sooner pursuant to the terms of this Contract, at or prior to the Closing, Sellers shall deliver to Buyer or Title Company, as the case may be, the following documents (“Sellers’s Closing Documents”), in form and substance reasonably satisfactory to Buyer:

(A)	Assignment Agreement and Bill of Sale. Duly executed and acknowledged Assignment Agreement and Bill of Sale in the form attached hereto as Schedule 1, conveying to Buyer the Membership Interests;

(B)
Non-Foreign and Residency Affidavits. A sworn affidavit from an authorized officer of each Seller to the effect that each Seller is not a “foreign person” as that term is defined in Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended (the “Code”) in the form attached hereto as Schedule 2;

(C)
Transfer Tax and Withholding Tax Declarations. All such tax, transfer and other declarations and returns, and withholding affidavits and information returns, duly executed and sworn to by Sellers, as may be required of Sellers by law in connection with the conveyance of the Membership Interests to Buyer, including, without limitation, a Realty Transfer Tax Declaration of Acquisition;

(D)	Contracts. Original executed counterparts of all of the Contracts;

(E)	Leases. Original executed counterparts of all of the Leases;

(F)	Deposits. All Security Deposits (including, without limitation, security, pet, and other deposits) held by the Company shall be paid over to Buyer, together with any and all interest accrued thereon;

(G)	1099 Reporting Affidavit. Sellers shall deliver any affidavit necessary to complete the 1099 Filing required under the Internal Revenue Code;

(H)	Closing Statement. A statement setting forth the Purchase Price with all adjustments shown and including a proration statement;

(I)
Sellers’ Certificate. A duly executed and acknowledged certificate in a form attached hereto as Schedule 3 executed by an authorized representative of each Seller indicating that all of Sellers’ representations and warranties made in this Contract are true and correct as of the Closing Date as if then made;

(J)
Authority and Owner’s Affidavit. If required by the Title Company in connection with the issuance of the Title Endorsement, an owner’s affidavit substantially in the form attached hereto as Schedule 4, evidencing Sellers’ authority acceptable to the Title Company to enter into the transaction contemplated by this Contract, and an “owner’s affidavit” and a “broker’s lien affidavit” in form and substance acceptable to Title Company and sufficient for the Title Company to delete any standard title and survey exceptions from the Title Endorsement, including, without limitation, those exceptions for (w) mechanics’ or materialmen’s liens, (x) broker’s liens arising from brokers engaged by Sellers, (y) parties in possession, other than tenants as tenants only under unrecorded leases as set forth on the Revised Rent Roll (hereinafter defined), and (z) matters not shown in the public records;

(K)	Property Files. Sellers’ or the Company’s Property files, if any;

(L)
Revised Rent Roll. A certified rent roll for the Property current as of the business day immediately prior to the Closing Date and stating the amount of all of the Security Deposits held by the Company under each Lease (the “Revised Rent Roll”), with such Certification being in the form attached hereto as Schedule 5;

(M)	Keys. All keys to the Property, labeled for identification;

(N)	Property Management Agreement. A copy of the document or agreement terminating the Company’s current management agreement for the Property; and

(N)	Such other documents as may be reasonably requested by Buyer or Title Company to effect the Closing of the transactions contemplated by this Contract.

9.           Buyer’s Obligations at Closing.

At or prior to the Closing, Buyer shall deliver to Sellers or Title Company, as the case may be, the following items (“Buyer’s Closing Items”), in form and substance reasonably satisfactory to Sellers:

(A)	Subject to the adjustments provided for in this Contract, the balance of the Purchase Price;

(B)	Assignment Agreement and Bill of Sale. An executed counterpart of the Assignment Agreement and Bill of Sale specified in Section 8(A) above;

(C)	Closing Statement. An executed counterpart of the Closing Statement specified in Section 8(H) above; and

(D)	Such other documents as may be reasonably requested by Sellers or Title Company to effect the Closing of the transactions contemplated by this Contract.

10.           Additional Documents.

All parties agree that they will execute and deliver to each other such additional documents, certificates and other matters as may be reasonably requested by any one party or its attorney, whether before or subsequent to the Closing, in order to effectuate the transactions contemplated by this Contract and to carry out the parties’ intent as expressed in this Contract, provided that such additional documents, certificates and other matters shall be provided without material expense to the party so providing such items.

11.         Prorations and Adjustments.

Prorations. All prorations between the Sellers and Buyer will be effected in accordance with the provisions of this Section 11. If the proration of an item subject to proration is not specifically provided for herein, it is the intention of Sellers and Buyer that such item be prorated on the Closing Date on the basis of the number of days the Company was owned by Sellers during the applicable period relative to the number of days the Property was owned by Buyer during the applicable period. Sellers shall be entitled to all income and responsible for all expenses for the period up to but not including the Closing Date, and Buyer shall be entitled to all income and responsible for all expenses for the period of time from, after and including the Closing Date. Such adjustments shall be shown on the closing statement (with such supporting documentation as the parties hereto may require being attached as exhibits to the closing statement) and shall increase or decrease (as the case may be) the Purchase Price. If accurate allocations cannot be made at Closing because current bills are not obtainable (as, for example, in the case of utility bills), Sellers and Buyer shall allocate such income or expenses at Closing on the best available information, subject to adjustment upon receipt of the final bill or other evidence of the applicable income or expense. This covenant shall survive Closing. Any income received or expense incurred by Sellers or Buyer with respect to the Property after the Closing Date shall be promptly allocated in the manner described herein and Sellers and/or Buyer shall promptly pay or reimburse any amount due. This covenant also shall survive Closing.

(A)
Real and Personal Property Taxes. Real estate and personal property taxes and special assessments (“Taxes”) on the Property which are paid by the Company shall be prorated as of the Closing Date. If any Taxes for the calendar year in which the Closing occurs have not been determined on the Closing Date, the proration of Taxes shall be based upon the Taxes assessed against the Property for the calendar year immediately preceding the calendar year in which the Closing occurs, subject to any notice of reassessment which may have been received prior to Closing. After the actual amount of Taxes for the year of the Closing is known, and is different than the amount of Taxes used for prorations performed at Closing, Sellers and Buyer shall recalculate the prorated amount of the Taxes payable by each party. If the actual prorated amount of such Taxes payable by either party is greater than $2500 lower or higher than the prorated amount allocated to such party pursuant to the prorations used at Closing, then Buyer shall pay to Sellers or Sellers shall pay to Buyer, as applicable, the difference between the actual prorated amount of Taxes and the prorated amount of Taxes allocated at Closing, so that Sellers shall pay only the actual amount of Taxes attributable to the period occurring prior to the Closing Date and Buyer shall pay only the actual Taxes attributable to the period occurring on and subsequent to the Closing Date. Any taxes, charges, assessments and personal property taxes after the Closing Date which are attributable to periods prior to the Closing Date shall be paid by Sellers and any refunds or rebates which are attributable to the period prior to the Closing Date shall be paid to Sellers.

(B)
Utilities. Amounts due for all electric, gas, sewer, water, telephone and other utilities, and for all service contracts for maintenance, trash collection, and the like for the period on and prior to the Closing Date and which are paid by Sellers shall be prorated as of the Closing Date. Sellers shall endeavor to obtain meter readings on the day before the Closing Date, and if such readings are obtained, there shall be no proration of such items. Otherwise, the Sellers’ pro-rata share of these expenses will be paid to Buyer within ten (10) days after receiving notice of the amounts due. Sellers and Buyer shall cooperate in taking whatever action is necessary to insure that any and all prepaid deposits or rents on all public and private utilities or services which serve the Property are refunded to Sellers by the utility company; if such refunds are not made prior to Closing, the applicable deposits or rents shall be assigned to Buyer (to the extent assignable) at Closing and Sellers shall receive a credit to the Purchase Price for the amount thereof. The amounts prorated herein shall be adjusted, if necessary, upon receipt of final bills for the period in which the Closing occurs.

(C)	Contracts. All amounts due or payable under the Contracts shall be prorated as of the Closing Date.

(D)
Rents. All base rent under the Leases and any other charges under the Leases (all such other charges other than base rent are herein referred to as “Additional Rent”) shall be prorated as of the Closing Date as if collected for the month of Closing. Sellers shall pay to Buyer at Closing (in the form of a credit against the Purchase Price) the amount of any rent or other income collected by the Company before Closing but which is applicable to any period of time from or after Closing. Rentals are “delinquent” when payment thereof is due prior to the Closing Date but payment has not been made by the Closing Date. Buyer hereby grants to Sellers the right to collect such delinquent rentals, at Sellers’s sole cost and expense, provided that Sellers shall have no right to cause the eviction of, and Buyer shall have no obligation to evict, any tenants owing delinquent rentals. Sellers shall not be entitled to any of the rentals received by Buyer on and after the Closing Date from tenants owing delinquent rentals unless such tenants shall be current in their rental obligations for periods occurring from and after the Closing Date. In that case, Buyer shall deliver to Sellers any rentals, net of the costs of collection, received by Buyer which are designated by the tenant as payment for or are attributable to delinquent rentals for rental periods occurring prior to the Closing Date. If, however, delinquent rentals are not collected from the tenants owing such delinquent rentals, Buyer shall not be liable to Sellers for such delinquent rentals. Buyer shall not have any obligation to collect any delinquent rentals. It shall be presumed between Buyer and Sellers that all rentals received after the Closing Date shall first be applied to rentals attributable to the period beginning on the Closing Date and thereafter, and subsequently, to the period prior to the Closing Date. To the extent that the Leases provide for the adjustment of previously paid estimated amounts of Additional Rent for the period prior to Closing on a date subsequent to the Closing Date, Sellers shall be entitled to receive, or shall be responsible to pay, as the case may be, its pro-rata share of any such adjusted amounts which are applicable to periods ending on the Closing Date. Such payment or refund shall be made within fifteen (15) days after Buyer’s determination of such amounts and written notice to Sellers concerning such amounts. Buyer shall be solely responsible for the collection of such adjustments, but shall not be liable to Sellers for its failure to do so.

(E)	Leasing Commissions. Sellers shall be responsible for “cashing out” any leasing commissions due under the Leases at or prior to Closing.

(F)
Net Working Capital. At least three (3) business days prior to the Closing Date, Sellers shall deliver to Buyer a certificate (the “Estimated NWC Certificate”), including a consolidated balance sheet of the Company as of the Closing Date, prepared in accordance with the accounting principles, methods, practices, estimates, judgments and assumptions applied in the preparation of the Company’s financial statements, consistently applied (the “Accounting Principles”), which shall include (a) the Sellers’ good faith estimate (such estimate is referred to as the “Estimated Net Working Capital Amount”) of the “Net Working Capital Amount.” As used herein, “Net Working Capital Amount” means the Net Working Capital of the Company as of 11:59 p.m. EST on the day immediately preceding the Closing Date. “Net Working Capital” means the result of (i) all cash of the Company minus (ii) all current liabilities (excluding the Existing Indebtedness) of the Company, in each case determined in accordance with the Accounting Principles. The Purchase Price at Closing shall be increased by the Estimated Net Working Capital Amount.

No later than ninety (90) days following the Closing Date, Buyer shall prepare and deliver to Sellers (i) a consolidated balance sheet of the Company dated at the Closing Date, which shall be prepared in accordance with the Accounting Principles and (ii) a reasonably detailed statement (the “Final NWC Certificate”) setting forth Buyer’s calculations of the Net Working Capital Amount. If Sellers have any objections to the Final NWC Certificate, Sellers shall deliver to Buyer a statement setting forth its objections thereto (an “Objections Statement”), provided that the only bases for objections shall be (i) non-compliance with the standards set forth above for preparation of the Final NWC Certificate, or as set forth in the definition of Net Working Capital, and (ii) mathematical errors. If an Objections Statement is not delivered to Buyer within thirty (30) days after delivery of the Final NWC Certificate, the Final NWC Certificate shall be final, binding and non-appealable by the parties hereto. Sellers and Buyer shall negotiate in good faith to resolve any objections set forth in the Objections Statement (and all such discussions related thereto shall, unless otherwise agreed by Buyer and Sellers, be governed by Rule 408 of the Federal Rules of Evidence (and any applicable similar state rule)), but if they do not reach a final resolution within thirty (30) days after the delivery of the Objections Statement, Sellers and Buyer may submit such dispute to one of the “Big Four” accounting firms other than Ernst & Young LLP or PricewaterhouseCoopers LLP, or, in the event that any such auditor is unable to accept such appointment, to any other nationally recognized independent accounting firm mutually acceptable to Buyer and Sellers (the “Independent Auditor”). Each party shall be afforded an opportunity to present to the Independent Auditor material relating to the disputed issues and to discuss the determination with the Independent Auditor. The Independent Auditor shall act as an auditor and not as an arbitrator and shall resolve matters in dispute and adjust and establish any disputed adjustment of the Net Working Capital Amount to reflect such resolution, provided that the Independent Auditor shall not assign a value to any item or amount in dispute greater than the greatest value for such item or amount assigned by Sellers, on the one hand, or Buyer, on the other hand, or less than the smallest value for such item or amount assigned by Sellers, on the one hand, or Buyer, on the other hand. It is the intent of Buyer and Sellers that the process set forth in this Section 11(F) and the activities of the Independent Auditor in connection herewith are not intended to be and, in fact, are not arbitration and that no formal arbitration rules shall be followed (including rules with respect to procedures and discovery). Sellers and Buyer shall use their commercially reasonable efforts to cause the Independent Auditor to resolve all such disagreements as promptly as practicable. The resolution of the dispute by the Independent Auditor shall be final, binding and non-appealable on the parties hereto. The Final NWC Certificate shall be modified if necessary to reflect such determination. The fees and expenses of the Independent Auditor shall be allocated for payment by Buyer, on the one hand, and/or Sellers, on the other hand, based upon the percentage which the portion of the contested amount not awarded to each party bears to the amount actually contested by such party, as determined by the Independent Auditor.

If the Net Working Capital Amount as finally determined pursuant to the dispute resolution procedures described above is greater than the Estimated Net Working Capital Amount shown on the Estimated NWC Certificate, then Buyer shall pay to Sellers cash equal to the amount by which the Net Working Capital Amount exceeds the Estimated Net Working Capital Amount. If the Net Working Capital Amount as finally determined pursuant to the dispute resolution procedures described above is less than the Estimated Net Working Capital Amount shown on the Estimated NWC Certificate, then Sellers shall pay to Buyer cash equal to the amount by which the Estimated Net Working Capital Amount exceeds the Net Working Capital Amount.

(G)
Lender Escrows. Sellers shall obtain at Closing from Lender the outstanding balance of any escrow or reserve accounts maintained by Lender under the Existing Indebtedness (the “Escrow Funds”), and such amount of Escrow Funds shall be credited against the Purchase Price.

(H)
Other Expenses. Except as otherwise provided in Section 13, each party shall be responsible for all fees, costs and expenses incurred by it in connection with this transaction, including expenses for appraisal, legal and accounting services.

(I)	Survival. The obligations and provisions set forth in this Section 11 shall survive Closing.

12.           Conditions to Closing.

The obligation of Buyer to consummate the transaction contemplated hereby is conditioned upon full satisfaction by Sellers or written waiver by Buyer of the following conditions precedent as of the Closing Date:

(A)	All representations and warranties of Sellers made herein remain materially true and correct;

(B)	Sellers shall have performed all of the obligations and covenants undertaken by Sellers in this Contract to be performed by Sellers at or prior to the Closing;

(C)	Sellers shall have delivered to Buyer or Title Company all of the documents enumerated in Section 8 hereof;

(D)
The Improvements (including, but not limited to, the mechanical systems, plumbing, electrical, wiring, appliances, fixtures, heating, air conditioning and ventilating equipment, elevators, boilers, equipment, roofs, structural members and furnaces) shall be at Closing in substantially the same condition as on the Effective Date of this Contract except for normal wear and tear and such damage from casualty or condemnation that is waived or accepted under Section 14 hereof;

(E)	The Property shall have no encumbrances other than the Permitted Exceptions;

(G)
All apartment units located on the Property which have been vacated more than five (5) business days prior to Closing shall be in “rent-ready” (as defined below) condition. If all such vacant apartment units are not in a rent-ready condition at Closing, Buyer shall receive a credit against the Purchase Price of $500.00 for each such unit vacant and non rent-ready; provided, however, that if any of such vacant apartment units that are not in a rent-ready condition require replacement of carpet, then the $500.00 rent-ready credit shall increase to $1500.00 for each such unit vacant and non rent-ready. A “rent-ready” unit shall mean a unit that is freshly painted, carpeting that is cleaned or replaced, as necessary, and working appliances and fixtures.

(H)
There shall exist no actions, suits, arbitrations, claims, attachments or proceedings against the Property filed by third parties, and there shall exist no actions, suits, arbitrations, claims, attachments or proceedings, assignments for the benefit of creditors, insolvency, bankruptcy or reorganization pending against Sellers by third parties (or filed by Sellers) that would seek to enjoin the consummation of this Contract or that would materially and adversely affect the Sellers’ ability to perform its obligations under this Contract.

If the conditions set forth in this Section 12 are not satisfied at or prior to Closing, Buyer may elect either to terminate this Contract in writing at or prior to Closing (in which event the parties hereto shall have no further rights or obligations to one another except those which explicitly survive termination), to pursue its remedies as set forth in Section 15 if the failure of a condition shall have occurred on account of a default by Sellers under this Contract, or to waive the unsatisfied condition and close escrow without a reduction in the Purchase Price. The failure of the Buyer to elect any of the foregoing options at or prior to Closing shall constitute an election by Buyer to terminate this Contract as aforesaid.

13.          Closing and Other Costs.

Sellers shall pay one-half of any transfer, documentary stamp tax or recordation taxes owed on account of the sale of the Membership Interests to Buyer, one-half of any escrow closing fees charged by Title Company, recording costs incurred to cure the Removable Liens, and any prepayment penalties or other fees charged by Lender upon repayment of any loan secured by the Property upon consummation of the sale of the Property to Buyer. Buyer shall pay one-half of any transfer, documentary stamp tax or recordation taxes owed on account of the sale of the Membership Interests to Buyer, all premiums necessary to cause the issuance of the Title Endorsement by the Title Company, the costs of the title search and updated Survey, one half of any escrow closing fees charged by Title Company, and the expenses of its own due diligence. Except as otherwise provided herein, each party shall pay its own attorneys’ fees. All other expenses incurred by Sellers with respect to this Contract and the Closing shall be paid by Sellers. All other expenses incurred by Buyer with respect to this Contract and Closing shall be paid by Buyer.

14.           Fire, Casualty and Condemnation.

The risk of loss, damage or destruction to the Property by fire or other casualty until the Closing is retained by Sellers, but without any obligation or liability by Sellers to repair or restore the Property.

If at any time prior to Closing, any portion of the Property is destroyed or damaged as a result of (a) fire or any other casualty (hereinafter collectively referred to as “Casualty”), or (b) a taking in eminent domain or conveyance in lieu thereof (hereinafter referred to as “Taking”), Sellers shall promptly give written notice thereof (hereinafter referred to as the “Damage Notice”) to Buyer, including a statement by Sellers of its estimate (hereinafter referred to as the “Estimate”) of the cost of fully repairing and restoring the Property (to the extent practicable) to the condition which existed prior to the Casualty or Taking, as the case may be, as well as the timetable for completing such repairs and restoration.

If there shall be any damage to, or destruction of, the Property as a result of a Casualty or Taking prior to the Closing and such damage, according to the Estimate, shall cost in excess of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) to repair or shall take longer than three (3) months to repair and restore fully, or, in the case of a Taking, which would cause the Property (y) no longer to comply with zoning requirements or the Leases, (z) no longer to have access to a publicly-dedicated and maintained right-of-way for vehicular and pedestrian access, Buyer shall have the right to terminate this Contract by providing written notice to the Sellers within fifteen (10) business days after Buyer’s receipt of the Damage Notice from Sellers. Upon such termination, all claims and obligations of the Parties, except as otherwise expressly provided herein, shall be immediately released and discharged. If Buyer does not elect to terminate this Contract in accordance with the foregoing terms of this Section 14, there shall be no abatement in the Purchase Price (except, however, Buyer shall receive at Closing a credit equal to Sellers’s deductible and the cost of repair of any uninsured damage), and in lieu of any such abatement, Sellers shall execute, acknowledge and deliver to Buyer at the Closing, in counterparts, an assignment, expressly made without representation or warranty by Sellers and without recourse to Sellers, of Sellers’s interest in any net insurance or condemnation proceeds (that is, after expense of collection) which may be payable to Sellers as a result of such Casualty or Taking, subject, however, to Sellers’s right to receive reimbursement therefrom of any amounts paid or incurred by Sellers for or on account of repairs and/or restoration to the Property prior to the Closing on account of such Casualty or Taking, as the case may be, and which had been previously approved by Buyer. Sellers agree to cooperate with Buyer in the obtaining by Buyer of casualty or condemnation proceeds.

15.          Remedies.

(A)
If Sellers default in their obligation to sell and convey the Membership Interests to Buyer pursuant to this Contract, Buyer’s sole and exclusive remedy shall be to elect one of the following: (a) to terminate this Contract (in which event the parties hereto shall have no further rights or obligations to one another except those which explicitly survive termination), or (b) to bring a suit for specific performance. Notwithstanding the foregoing, if Sellers willfully default in their obligation to sell and convey the Membership Interests to Buyer pursuant to this Contract and the remedy of specific performance as provided in clause (b) above is not available to Buyer because Sellers have sold or conveyed the Membership Interests to another party, or the Company has sold or conveyed the Property to another party, then Buyer’s sole remedy shall be to proceed pursuant to clause (a) above and Buyer may recover from Sellers the actual out-of-pocket expenses incurred by Buyer in connection with the transaction described in this Contract, including, without limitation, expenses paid (A) to Buyer’s attorneys in connection with the negotiation of this Contract and matters related thereto, (B) to any prospective lender as an application or commitment fee, (C) to CB Richard Ellis and Cushman & Wakefield for the Appraisals, and (D) to unrelated and unaffiliated third party consultants in connection with the performance of examinations, inspections and/or investigations pursuant to this Contract. If specific performance is not available as described in the immediately preceding sentence, Sellers shall pay to Buyer all actual expenses, including reasonable attorneys’ fees actually incurred, incurred by Buyer in such specific performance action, and such expenses shall not be included as an expense of Buyer in determining Sellers’ liability to Buyer in the event specific performance is not an available remedy as set forth in this Section 15(A).

(B)
If Buyer defaults in its obligation to acquire the Membership Interests from Sellers pursuant to this Contract, Sellers’ sole and exclusive remedy shall be to elect one of the following: (a) to terminate this Contract (in which event the parties hereto shall have no further rights or obligations to one another except those which explicitly survive termination), or (b) to bring a suit for specific performance. Notwithstanding the foregoing, if Buyer willfully defaults in its obligation to acquire the Membership Interests from Sellers pursuant to this Contract and the remedy of specific performance as provided in clause (b) above is not available to Sellers, then Sellers’ sole remedy shall be to proceed pursuant to clause (a) above and Sellers may recover from Buyer the actual out-of-pocket expenses incurred by Sellers in connection with the transaction described in this Contract, including, without limitation, expenses paid to Sellers’ attorneys in connection with the negotiation of this Contract and matters related thereto. If specific performance is not available as described in the immediately preceding sentence, Buyer shall pay to Sellers all actual expenses, including reasonable attorneys’ fees actually incurred, incurred by Sellers in such specific performance action, and such expenses shall not be included as an expense of Sellers in determining Buyer’s liability to Sellers in the event specific performance is not an available remedy as set forth in this Section 15(B).

(C)
In the event either Buyer or Sellers retains the services of an attorney for the purpose of enforcing the obligations of the other party to this contract, the prevailing party shall be entitled to recover from the other its reasonable attorneys’ fees and court costs actually incurred.

16.          Brokers.

(A)
Sellers warrant to Buyer that Sellers have not dealt with any broker, salesperson or finder with respect to this Contract or the transactions contemplated herein. Sellers shall indemnify, protect, defend and hold Buyer harmless from and against all claims, losses, costs, expenses and damages (including reasonable attorneys’ fees and costs actually incurred) resulting from a breach of the foregoing warranty.

(B)
Buyer warrants to Sellers that Buyer has not dealt with any broker, salesperson or finder with respect to this Contract or the transactions contemplated herein. Buyer shall indemnify, protect, defend and hold Sellers harmless from and against all claims, losses, costs, expenses and damages (including reasonable attorneys’ fees and costs actually incurred) resulting from a breach of the foregoing warranty.

(C)	Notwithstanding any provision of this Contract to the contrary, the obligations of the parties under this Section 16 shall survive the Closing or any termination of this Contract.

17.          Miscellaneous.

(A)
Modifications: Waiver. Except with respect to an express, unilateral right of termination contained in another provision of this Contract, no waiver, modification, amendment, discharge, termination or change of this Contract shall be valid unless the same is in writing and signed by the party against whom the enforcement of such waiver, modification, amendment, discharge, termination or change is sought.

(B)
Entire Contract. This Contract constitutes the entire understanding between the parties with respect to the transactions contemplated herein, and all prior or contemporaneous oral Contracts, understandings, representations and statements, and all prior written Contracts, understandings, representations, statements, letters of intent and summaries of terms are merged into this Contract.

(C)	Notices. Any notice, demand or request which may be permitted, required or desired to be given in connection herewith shall be given in writing and directed to Sellers and Buyer as follows:

If intended for Sellers:

Oxford Rise JV, LLC
c/o Oxford Properties
One Overton Park
3625 Cumberland Boulevard, Suite 500
Atlanta, Georgia 30339
Attention: Daniel Faulk
Facsimile: 770-818-4051

and with a copy to:

Steven L. Kennedy, Esq.
Seyfarth Shaw LLP
1075 Peachtree Street, NE
Suite 2500
Atlanta, GA 30309-3962
Facsimile: 404-892-7056

If intended for Buyer:

Preferred Apartment Communities, Inc.
One Overton Park
3625 Cumberland Boulevard, Suite 430
Atlanta, Georgia 30339
Attention: John A. Isakson
Facsimile: 678-589-7771

and with a copy to:

Leonard A. Silverstein, Esq.
Executive Vice President, General Counsel and Secretary
Preferred Apartment Communities, Inc.
One Overton Park
3625 Cumberland Boulevard
Suite 400
Atlanta, GA 30339
Facsimile: 770-818-4105

or at such other address or to such other party which any party entitled to receive notice hereunder designates to the other in writing from time to time in accordance with this Section 17(C). Notices shall be sent by certified or U.S. Express Mail, on a return receipt requested basis, or overnight courier, or hand delivery, or PDF via electronic transmission, or telecopy (with receipt confirmed by the sender’s fax machine), and shall be deemed delivered on the earlier to occur of: (i) actual receipt; (ii) three (3) business days after mailing for notices sent by mail; (iii) one (1) business day after shipping for notices sent by U.S. Express Mail or overnight courier; or (iv) confirmation of telecopy transmission by sender’s fax machine (provided such confirmation indicates successful transmission or all pages prior to 5:00 P.M., local time of recipient’s fax machine [as indicated by the addresses for the Buyer and Sellers listed in this Section 17(C)] on a business day, or if after such time or on a day other than a business day, such notice shall be effective as of the next business day). If delivery is refused or delayed by the addressee, notices shall be deemed delivered on the date of refusal, in the case of refused delivery, or on the date specified in (i), (ii), (iii) or (iv) above, in the case of delay by the addressee.

(D)	Governing Law. The validity, meaning and effect of this Contract shall be determined in accordance with and governed by the laws of the State of Georgia.

(E)
Counterparts. This Contract may be executed in two or more counterparts, and so long as each party has signed at least one counterpart, each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

(F)
Interpretation. This Contract shall not be construed more strictly against one party than against the other merely by virtue of the fact that it may have been prepared by counsel for one of the parties, it being recognized that both Sellers and Buyer have contributed substantially and materially to the preparation of this Contract. The captions in this Contract are inserted for convenience and reference only and shall in no way affect, define, describe or limit the scope or intent of this Contract or any of the provisions hereof.

(G)
Assignability. Prior to Closing, Buyer shall have the right, upon written notice to Sellers, to assign or transfer all of Buyer’s rights, obligations and interests under this Contract to one or more entities, provided that any such entities, or entity is/are directly or indirectly controlled by Buyer.

(H)
Binding Effect. This Contract shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns, and each reference herein to “Sellers” or “Buyer” shall be deemed to include their respective legal representatives, successors, and permitted assigns.

(I)	Time of Essence. Sellers and Buyer agree that time shall be of the essence of this Contract.

(J)
Invalid Provisions. In the event any term or provision of this Contract shall be held illegal, unenforceable or inoperative as a matter of law, the remaining terms and provisions of this Contract shall not be affected thereby, but each such remaining term and provision shall be valid and shall remain in full force and effect, unless the intent of the parties hereunder cannot reasonably be accomplished under the resulting Contract.

(K)
Business Days. If any date herein set forth for the performance of any obligations by Sellers or Buyer or for the delivery of any instrument or notice as herein provided should be on a Saturday, Sunday or legal holiday, the compliance with such obligations or delivery shall be deemed acceptable on the next day which is not a Saturday, Sunday or legal holiday. As used herein, the term “legal holiday” means any state or federal holiday for which financial institutions or post offices are generally closed in the State in which the Property is located. As used herein, the term “business day” shall refer to all days which are not Saturdays, Sundays, or legal holidays.

(L)
Effective Date. The “Effective Date” of this Contract shall be the last date on which each of the Sellers and Buyer has signed the Contract as indicated by the dates appearing after Sellers’s and Buyer’s signatures.

18.          Confidentiality.

Buyer and Sellers, for the benefit of each other, hereby agree that between the Effective Date and the Closing Date, they will not release or cause or permit to be released any press notices, publicity (oral or written) or advertising promotion relating to, or otherwise announce or disclose or cause or permit to be announced or disclosed, in any manner whatsoever, the terms, conditions or substance of this Contract or the transactions contemplated herein, without first obtaining the written consent of the other party hereto. It is understood that the foregoing shall not preclude either party from discussing the substance or any relevant details of the transactions contemplated in this Contract, subject to the terms of this Section 18, with any of its attorneys, accountants, potential investors, professional consultants or potential lenders, as the case may be, or prevent either party hereto from complying with any laws applicable to such party, including, without limitation, governmental regulatory, disclosure, tax and reporting requirements.

19.          Audited Financial Statements.

Sellers hereby agrees to reasonably cooperate (at no third party cost to Sellers) with Buyer during the term of this Contract in the preparation by Buyer and its advisors, at Buyer’s sole cost and expense, of audited financial statements of the Property for calendar years 2009 and 2010 year-to-date, including current and historical operating statements and information regarding the Property.

20.          Wastewater Treatment Plant.

The Sellers have caused the Company to enter into (i) that certain Development Agreement dated May 9, 2007 by and among Oxford Properties, LLC, the Company and BlackRock Realty Advisors Community Development Multifamily Equity Fund I, LLC (the “Development Agreement”), (ii) that certain Agreement to Construct Community Waste Water Collection, Treatment and Disposal Facilities in West Vincent Township (the “Wastewater Construction Agreement”) dated May 21, 2007 with West Vincent Township, Chester County, Pennsylvania (“Township”), and (ii) that certain Sewer Reimbursement Agreement (the “Reimbursement Agreement”) dated May 21, 2007 with the Township (the Development Agreement, Wastewater Construction Agreement and the Reimbursement Agreement are hereinafter collectively referred to as the “Sewer Agreements”). Under the terms of the Sewer Agreements, the Company has designed and constructed a community sewer system consisting of a Sequential Batch Reactor wastewater treatment plant and drip irrigation disposal system, together with associated collection and conveyance facilities (the “System”) and an expansion component (the “System Expansion”) on an approximately 12 acre parcel owned by the Township, and the Township has agreed to accept dedication of the System and the System Expansion. Sellers covenants and agrees to cause the Company to promptly initiate the dedication of the System to the Township and to satisfy all of the conditions to such dedication described in Section 9 of the Wastewater Construction Agreement, at Sellers’ expense, on or prior to the Closing Date. Sellers’ hereby agree to indemnify and defend Buyer against and hold Buyer harmless from any and all claims, liabilities, losses, damages, costs and expenses, including, without limitation, all reasonable attorneys’ fees, fees of consultants and expert witnesses and court and arbitration costs asserted against or suffered by Buyer resulting from (i) Sellers’ failure to cause the Company to dedicate the System to the Township and to satisfy all of the conditions to such dedication described in Section 9 of the Wastewater Construction Agreement, at Sellers’ expense or (ii) the Company’s breach of any covenant or obligation of the Company under the Sewer Agreements. This Section 20 shall survive the Closing.

[SIGNATURES COMMENCE ON FOLLOW PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Contract of Purchase and Sale as of the date first written above.

SELLERS:

OXFORD RISE PARTNERS LLC, Managing Member

By:	Oxford Rise Development, LLC, its Manager

By:	/s/ W. Daniel Faulk, Jr.

Name:	W. Daniel Faulk, Jr.

Title:	Manager

WILLIAMS OPPORTUNITY FUND, LLC

By:	Williams Opportunity Fund Manager, LLC, its Manager

By:	Williams Realty Advisors, LLC, its Manager

By:

Name:

Title:

Date of Execution:

BUYER:

PREFERRED APARTMENT COMMUNITIES, INC., a Maryland corporation

By:

Name:

Title:

Date of Execution:

IN WITNESS WHEREOF, the parties hereto have executed this Contract of Purchase and Sale as of the date first written above.

SELLERS:

OXFORD RISE PARTNERS LLC, Managing Member

By:	Oxford Rise Development, LLC, its Manager

By:

Name:

Title:

WILLIAMS OPPORTUNITY FUND, LLC

By:	Williams Opportunity Fund Manager, LLC, its Manager

By:	Williams Realty Advisors, LLC, its Manager

By:	/s/ John A. Williams
John A. Williams, Jr., its President
and Chief Operating Officer

Date of Execution:	9/29/10

BUYER:

PREFERRED APARTMENT COMMUNITIES, INC., a Maryland corporation

By:	/s/ John A. Williams
John A. Williams, its President
and Chief Operating Officer

Date of Execution:	9/29/10

EXHIBIT “A”

LAND

Fidelity National Title
INSURANCE COMPANY

POLICY NO. 27-31-92-535019	NTS FILE NO. 06ATL2004

EXHIBIT “A’’
LEGAL DESCRIPTION

ALL THAT CERTAIN tract or parcel of land SITUATE in West Vincent Township, Chester County, Pennsylvania shown as Lot 1 on Subdivision and Land Development Plan of “Cornerstone Rise At Griffith Fields”, dated 6/11/2002, last revised 6/20/2005 by Chester Valley Engineers, Inc., Paoli, Pennsylvania and recorded as Plan No. 17509 as follows, to wit:

BEGINNING at a point on the widened Northerly right of way line of Nantmeal Road (T-464), at a point in line of lands now or late of Henry C., III and Mary S. Osborn; thence leaving said Nantmeal Road widened Northerly right of way line and along said lands of Osborn, North 45 degrees 39 minutes 43 seconds East 691.65 feet to a corner of lands of Lot 3A; thence along said lands of Lot 3A the following 7 courses and distances: (1) South 66 degrees 24 minutes 05 seconds East 257.63 feet to a point; (2) South 65 degrees 08 minutes 04 seconds East 432.83 feet to a non-tangent point of curve; (3) along a curve to the left having a radius of 100.00 feet, an arc length of 37.99 feet and a chord bearing South 52 degrees 18 minutes 24 seconds East 37.76 feet to a point of tangency; (4) South 63 degrees 11 minutes 19 seconds East 70.87 feet to a point of curve; (5) along a curve to the left having a radius of 100.00 feet, an arc length of 109.34 feet and a chord bearing North 85 degrees 29 minutes 15 seconds East 103.97 feet to a point of tangency; (6) North 54 degrees 09 minutes 49 seconds East 32.74 feet to a point; (7) South 35 degrees 24 minutes 48 seconds East 203.65 feet to a point; thence partially along said lands of Lot 3A and along lands of Lot 2A, crossing over a corner of said lot 2A 32.83 feet distant, South 52 degrees 27 minutes 03 seconds West 385.83 feet to a corner of said lands of Lot 2A and a point of curve; thence along said lands of Lot 2A the following 6 courses and distances: (1) along a curve to the right having a radius of 175.00 feet, an arc length of 139.68 feet and a chord bearing South 75 degrees 19 minutes 03 seconds West 136.01 feet to a point of tangency; (2) North 81 degrees 48 minutes 56 seconds West 65.83 feet to a point; (3) South 25 degrees 07 minutes 03 seconds West 4.32 feet to a point; (4) North 64 degrees 52 minutes 57 seconds West 15.00 feet to a point; (5) South 25 degrees 07 minutes 03 seconds West 165.00 feet to a point; (6) South 50 degrees 28 minutes 44 seconds West 505.61 feet to a point on the said widened Northerly right of way line of Nantmeal Road; thence along said Nantmeal Road widened Northerly right of way line the following 9 courses and distances; (1) along a curve to the left having a radius of 1,025.00 feet an arc length of 125.88 feet and a chord bearing North 38 degrees 09 minutes 56 seconds West 125.80 feet to a point of reverse curve; (2) along a curve to the right having a radius of 2,945.40 feet, an arc length of 12.80 feet and a chord bearing North 41 degrees 33 minutes 33 seconds West 12.80 feet to a point of offset; (3) North 48 degrees 33 minutes 55 seconds East 5.00 feet to a point; (4) along a curve to the right having a radius of 2,940.40 feet, an arc length of 300.86 feet and a chord bearing

Fidelity National Title
INSURANCE COMPANY

POLICY NO. 27-31-92-535019	NTS FILE NO. 06ATL2004

EXHIBIT A,
CONTINUED LEGAL DESCRIPTION

North 38 degrees 30 minutes 13 seconds West 300.73 feet to a point of offset; (5) South 54 degrees 25 minutes 40 seconds West 5.00 feet to a point; (6) along a curve to the right having a radius of 2,945.40 feet, an arc length of 18.61 feet and a chord bearing North 35 degrees 23 minutes 28 seconds West 18.61 feet to a point of tangency; (7) North 35 degrees 12 minutes 37 seconds West 55.98 feet to a point of curve; (8) along a curve to the right having a radius of 1,557.44 feet, an arc length of 149.20 feet and a chord bearing North 32 degrees 27 minutes 56 seconds West 149.15 feet to a point of compound curve; (9) along a curve to the right having a radius of 1,272.50 feet, an arc length of 213.48 feet and a chord bearing North 24 degrees 54 minutes 55 seconds West 213.23 feet to a point in line of said lands of Henry C., III and Mary S. Osborn and the point and place of beginning.

UPI # 25-6-1.2

BEING part of the same premises which JANICE G. COMSTOCK, EXECUTRIX OF THE ESTATE OF MARY E. GRIFFITH, by Indenture bearing date 7/19/2005 and recorded 8/4/2005 in the Office of the Recorder of Deeds, in and for the County of CHESTER in Record Book 6573 page 144 etc., granted and conveyed unto AMC DELANCEY GRIFFITH PARTNERS, LP., A PENNSYLVANIA LIMITED PARTNERSHIP, in fee.

BEING part of the same premises which JANICE G. COMSTOCK AND ELAINE G. AJELLO, TRUSTEES OF THE BYPASS TRUST U/W/O CLYDE M. GRIFFITH, by Indenture dated 7/19/2005 and recorded 8/4/2005 in the Office of the Recorder of Deeds in and for the County of CHESTER in Record Book 6573 page 152, granted and conveyed unto AMC DELANCEY GRIFFITH PARTNERS, L.P., A PENNSYLVANIA LIMITED PARTNERSHIP, in fee.

EXHIBIT “B”

TANGIBLE PERSONAL PROPERTY

PHYSICAL INSPECTION

FIXED ASSET INVENTORY

The following pages list items found in the Leasing Center, Business Center, Fitness Center, Pool Area, Model Unit(s), and Maintenance Shop. The items were viewed by an authorized member of the inspection team and logged for inventory purposes.

PHYSICAL INSPECTION

Room / Area	Leasing Office
Entry Area/Foyer
2	Table Stand
4	Small Desk Light
1	Plant
2	Small Discount Item
Manager’s Office
1	Desk
1	Computer with Monitor
1	Printer
1	Glass Table
3	Chair
1	Business Chair
1	Bookcase/Credenza
1	Wooden Cabinet
5	Picture
1	Lamp
Assistant Manager’s Office
1	Wrap-around Desk with Credenza
1	Set of Filing Cabinets
2	Desk Chair
1	Color LaserJet Printer
5	Picture
1	LaserJet P150s Printer
1	Computer with Monitor
1	Business Swivel Chair
1	Fake Plant
1	Telephone
1	Lamp

PHYSICAL INSPECTION

Room / Area	Leasing Office
Main Leasing Area
7	Desk Chair
1	Table
1	Coat Hanger
1	Small Credenza
9	Picture
3	Chair
1	Sofa
1	Sofa (Coffee) Table
3	Side Table
3	Lamp
1	Large Fake Plant
1	TV
3	Small Fake Plant
File Room
3	Large Filing Cabinet
1	Yamaha Computer System
Kitchen
1	Printer
1	Computer with Monitor
1	Microwave
1	Refrigerator
4	Kitchen Chair
1	Bar Table
1	Copier/Printer
1	KeyTrak System (rented, on contract)
1	Dishwasher

PHYSICAL INSPECTION

Room / Area	Business Center
2	Computer Tower with Monitor
1	HP LaserJet 2050
1	Medium Table
3	Business Chair
1	Magazine Rack

Room / Area	Pool Area
2	Picnic Table
2	BBQ Grill
1	Fire Pit
4	Chair
21	Lounge Chair
3	Table
4	Umbrella
12	Table Chair
2	Beach Chair
8	Small Side Table
5	Trash Cans

Room / Area	Fitness Center
2	Elliptical Trainer
2	Treadmill
4	Weight Machine
1	Set of Dumbbells (2.5 lbs to 25 lbs)
3	Flat Screen TV
1	Large Set of Cabinets (wall to ceiling)

PHYSICAL INSPECTION

Room / Area	Model: Apt # 416
Kitchen/Laundry
1	Washer
1	Dryer
1	Refrigerator
1	Stove/Oven
1	Dishwasher
1	Microwave Oven
1	Accent Piece
Living Room/Dining Room
1	Dining Room Table
2	Bar Chair
1	Sofa with 5 Pillows
1	Entertainment Center
1	Ottoman
1	Chair
1	End Table
1	Occasional Table
1	Floor Lamp
1	Desk
13	Accent Piece
1	Curtain
6	Wall Hanging
1	Large Silk Plant
Bedroom/Bathroom
1	Queen Bed with Attached Headboard & 8 Pillows
1	Dresser with Mirror
6	Wall Hanging
1	Night Stand
1	Round Table
3	Desk Lamp
10	Accent Piece
1	Set of Towels

PHYSICAL INSPECTION

Room / Area	Model: Apt # 818
1	Washer
1	Dryer
1	Stove/Oven
1	Dishwasher
1	Refrigerator
1	Microwave
21	Decoration/Accent Piece
2	Picture
1	Small Lamp
Den
5	Wall Hanging
1	Lamp
1	Desk
1	Chair
2	Plant
4	Accent Piece
Living Room/Dining Room
1	Glass Top Table
4	Chair
11	Wall Hanging
1	Chair
2	Bar Stool
1	Sofa with 4 Pillows
1	Entertainment Center
2	Lamp
3	Plant
1	Coffee Table
1	End Table
17	Accent Piece
1	Curtain Set
Master Bedroom/Bathroom
1	Queen Bed with 9 Pillows
1	Wall Mounted Headboard

PHYSICAL INSPECTION

Room / Area	Model: Apt # 818 (continued)
Master Bedroom/Bathroom (continued)
2	Night Stand
1	Dresser
1	Mirror
4	Wall Hanging
2	Lamp
9	Accent Piece
1	Shower Curtain
1	Set of Towels
Guest Bedroom/Bathroom
1	Queen Bed with Attached Headboard & 12 Pillows
1	Night Stand
1	Round Table
1	Floor Lamp
2	Desk Lamp
1	Chair
5	Wall Hanging
14	Accent Piece
1	Shower Curtain
2	Set of Towels

PHYSICAL INSPECTION

Room / Area	Maintenance Shop	Model/Serial Number
1	Pressure Washer	WP-2500-HDRB 10494035
1	Snow Blower	31AH9P77766 1H147G10012
1	Snow Blower	31AH9P77766 1F238B10296
2	Broadcast Spreader
1	Leaf Blower	Poulan TK45
11	Snow Shovel
2	Ice Scraper
1	Backpack Pump Sprayer	61800N Chapin
2	Golf Cart	TXTPDS 2303895 2303865 2303835
1	40’ Extension Ladder
1	24’ Extension Ladder
1	12’ A-Frame Ladder
1	6’ A-Frame Ladder
1	4’ A-Frame Ladder
1	Goodman 1.5 ton Condenser	GSH130181BA 0912076221
1	Key Cutter	ILCO 045
1	Delta Bench Grinder
1	Ryobi Circular Saw	CS0846 52017
1	Ryobi Drill	CS0846 77155
1	Ryobi Sawzall	CS0846 52017
1	Ryobi Drywall Cutter	CS0835 42984
1	L16 Dehumidifier	LHD45ELY8 712TAHQ01393
1	L16 Dehumidifier	LHD45ELY9 902TAWMAH4233

PHYSICAL INSPECTION

Room / Area	Maintenance Shop (continued)	Model/Serial Number
2	Portable A/C	AF9000E 080500155
1	Ridgid Snake Micro	K—400 VBM20480050B
1	Ridgid See Snake
1	Fire Cabinet
1	ShopVac	WD12460 08070R0337
1	Ryobi Heat Gun
1	A/C Recovery Machine	714-202-G1 08-21020
1	Vacuum Pump	DV-6E 06058
1	HVAC Leak Detector	705-202-G1 08180289
1	Refrigerant Scale	713-202-G1 0815
2	Spare Disposals	10031846203 09101536315
1	Shark Bite Kit
1	Carpet Blower Fan
1	1.5 ton Compressor
1	2.0 ton Compressor
1	2.5 ton Compressor
1	Torch Kit	WTW5000
1	Air Handler	AWVF180516AA 0808723244
1	Ryobi Light	CS0846 61229
1	Ryobi Battery Charger
3	Ryobi 18V Battery
3	Ryobi 18V Lithium Battery
2	50’ Yellow Extension Cord
1	Appliance Dolly	40715
1	Superheat/Supercool Gauge	SH-36N
1	Tile Cutter

PHYSICAL INSPECTION

Room / Area	Maintenance Shop (continued)	Model/Serial Number
1	Carpet Kicker
72	14x18 Air Filter
84	16x20 Air Filter
1	Propane Grill	810-8501-S TBC85015-0184388-1109T
1	Propane Grill	810-8501-8 TBC85015-018440-1109T
10	15 Amp Breakers
20	20 Amp Breakers
8	2 Pole 20’s
5	2 Pole 30’s
9	Smoke Detector
2	Light Sensor
20	Light Switch Plate
30	Outlet Cover Plate
12	65 Watt Flood Bulb
48	60 Watt Incandescent Bulb
1	50’ Roll Romex
12	GFI
7	Register Recepts
6	3-Way Switches
1	400 Watt MH Bulb
6	Ceiling Fixture
4	Exterior Balcony Fixture
2	Motion Sensor
2	Roll Heat Tape
3	HPS Bulbs 150 Watt
1	100 Amp Breaker
1	Box Wire Nuts
8	Toilet Seats

PHYSICAL INSPECTION

Room / Area	Maintenance Shop (continued)	Model/Serial Number
12	Braided SS Sink Lines
10	Kitchen Sink Sprayer
5	Basket Strainer
4	Tub Spout
6	Flappers
4	Flush Handle
5	Fill Valve
1	Kitchen Faucet
2	Bath Faucet
24	Shower Rod End
8	Water Heater Element
4	Shower Head
4	Water Heater Thermostat
1	Mini Hand Snake
1	PVC Cutter
2	10’ ½” PVC
2	10’ ¾” PVC
12	Towel Bar End
8	Towel Bar
2	Kitchen Sink
1	Bath Vanity Sink
6	Deadbolt Lock
1	5# Box Screws 1”
1	5# Box Screws 1 ½”
1	5# Box Screws 2”
1	Screen Tool
1	Stud Finder
1	Laser Thermometer
1	Hot Glue Gun
2	Electric Probs
24	Cabinet Knob
24	Shelf Support
6	Clear Caulk

PHYSICAL INSPECTION

Room / Area	Maintenance Shop	Model/Serial Number
12	White Caulk
2	9” Roller Handle
1	6” Mud Knife
1	10” Mud Knife
1	Box 4” Ceramic Tile
1	12” Tan Ceramic Tile
1	Tub Mastic
2	Bag Grout
4	24” Mini Blinds
6	47” Mini Blinds
2	Case Toilet Paper
1	Box Rubber Gloves
1	Box Dust Masks
8	6” Drip Pan
10	8” Drip Pan
12	Dogi-Pot Refill Bags
1	Jug R-22
1	Recovery Tank
1	Fluorescent Dye Kit
1	Thermostat Wire Roll
2	Temp Space Heater
5	Thermostats
5	Capacitor
3	Head Start Capacitor
1	Condenser Fan Motor
3	HVAC Transformer
4	Control Board
1	Compressor Hook
1	Ice Maker
2	Evaporator Motor
2	Ice Maker Controller
1	Water Heater Valve
3	HVAC Sequencer

PHYSICAL INSPECTION

Room / Area	Maintenance Shop (continued)	Model/Serial Number
2	HVAC Reversing Valve Solenoid
1	Ground Tamper
1	Water Shut Off Key
2	Dryer Belt
1 case	6 Gallon Bleach
3	Roll of Teflon Tape
1	Can of PVC Glue
1	Roll Duct Tape
1	Roll Metal Tape
1	PHD
1	Box of Roll Towels
1	Box of C-Fold Towels
2	Dog Waste Scoop
4	Fire Extinguisher
2	Box of 13 Gal Trash Bags
1	Box of 45 Gal Trash Bags
1	Box of Finishing Nails
2	Box of Screw Kits
12	Wax Ring
2	Push Broom
2	Broom
2	Dust Pan

EXHIBIT “C”

CONTRACTS

OXFORD RISE

VENDOR CONTRACTS/PRICING

VENDOR	SERVICE PROVIDED	CONTRACT AMOUNT	CONTRACT BEGIN	CONTRACT END	TERMS OF CANCELLATION	TERMS OF AGREEMENT

ADT	Life/Safety Alarm Monitoring	$815.21	4/15/2008	4/15/2009	30 days written notice prior to end of the current term	1 year agreement with auto renewal of 1 year pending a 30 day written notice. Provider has the option to increase the price annually at renewal

APARTMENTRATINGS.COM	Ability to post responses to activity on website ApartemntRatings.com	$100 one-time setup fee and $180 annual subscription fee	6/30/2010	6/30/2011	30 days written notice prior to end of the current term	1 year agreement with auto renewal of 1 year pending a 30 day written notice. This is a master agreement with Williams Residential

AUM	Water meter reading and billing of tenants for water/sewer and trash	$1.70 p/mo per occupied unit. Also includes a move in fee of $8 p/unit

KEYTRAK	Maintenance services for the property key management system	$124.20 p/month	8/28/2008	8/28/2011	Contract must be transferred with the sell of the property. The transfer fee is $200.00. Notice of transfer must be sent certified mail	3 yr service agreement paid monthly. Excludes repairs caused by customer negligence, failure to perform recommended user maintenance, and acts of God (including flood or lightning strike)

CLEAN WATER	Operation of the property Waste Water Treatment Plant	$1200 p/month	10/21/2008	indefinitely	30 day written notice	Operate and service the waste water facility at the property. Excludes costs for generator, chemicals, lab fees, replacement parts, and sludge hauling

REACH LOCAL	Internet optimization	$875 P/MONTH	8/17/2008	8/17/2009	30 day written notice	Internet optimization

VENDOR	SERVICE PROVIDED	CONTRACT AMOUNT	CONTRACT BEGIN	CONTRACT END	TERMS OF CANCELLATION	TERMS OF AGREEMENT

DETAILED ENVIRONMENTS, INC	Landscape services	$3191.66 p/mo - 2010 $3,383.17 p/mo - 2011	1/29/2010	12/30/2011	immediate with a written notice	2 year landscape agreement with a scheduled 6% increase for 6%

APARTMENT GUIDE	Print Advertising	$795 p/month	3/1/2010	2/1/2011	45 days written notice prior to the end of the lease term. Continues on a month to month basis at the end of the contract date. Can be canceled with a 45 day notice in the event of an ownership change	Full page ad in the PA Apartment Guide

APARTMENT GUIDE	Internet advertising	$75 p/month	3/1/2010	2/1/2011	45 days written notice prior to the end of the lease term. Continues on a month to month basis at the end of the contract date. Can be canceled with a 45 day notice in the event of an ownership change	Highlighted internet listing

APARTMENT GUIDE	Internet Community Video	100 p/month	10/1/2009	2/1/2011	45 days written notice prior to the end of the lease term. Continues on a month to month basis at the end of the contract date. Can be canceled with a 45 day notice in the event of an ownership change	Online community video

CALLMAX	Property Answering Service	$129 p/month	9/6/2010	MTM	30 day written notice	Month to month

COMCAST	Internet and TV	$128.85 p/month	3/20/2008	MTM	immediate with a written notice

VENDOR	SERVICE PROVIDED	CONTRACT AMOUNT	CONTRACT BEGIN	CONTRACT END	TERMS OF CANCELLATION	TERMS OF AGREEMENT

WASTE MANAGEMENT	Waste services	$1550 p/month	11/1/2009	10/31/2012
Contract is binding and does not include a termination addendum for the sale of the property (pg 10(b).  In the event of the sale, the liquidated damages required is the monthly rate ($1550) multiplied by no more than 6 depending on the remaining months in the contract.  Estimate Cancelation cost $9,300

2 year base rate with a 3% increase in Year 3.  90 day written notice at the end of the term. Auto renewal of 36 months if notice not received (notice may not be received prior to 180 days from the end of agreement) Contract also includes right of first refusal to match any competitors price at the term of the contract

KEENS	STORAGE TRAILER	$95 p/month plus trailer pickup fee of $236.25 due at the term of the agreement	3/18/2008	MTM	immediate with a written notice	Month to month

APARTMENTS.COM	Internet advertising	$315 p/month - contract is expired and pricing was subject to increase	1/29/2008	12/31/2009	30 day written notice	Contract can be canceled at anytime with 30 day notice

LUDWIG SQUARE	Temporary leasing sign	$250 p/month	9/18/2009	MTM	30 day written notice	Month to month

VENDOR	SERVICE PROVIDED	CONTRACT AMOUNT	CONTRACT BEGIN	CONTRACT END	TERMS OF CANCELLATION	TERMS OF AGREEMENT

ESI	Copier service agreement	$29 p/mo based plus $0.029 per copy over 1,000 (overage billed quarterly)	3/25/2008	3/25/2009	contract is expired	Full maintenance/service agreement. Covers all ordinary operating repairs and service, including drum and toner.

EXHIBIT “D”

RENT ROLL

SSI410	Rent Roll Report	Page: 1
35-475	WRM	12/2010
Select: 09/30/10	Oxford Rise	12/11/10
	September 30, 2010	9:19

											Actual		Lease
			Apt.		R		Market		Lease	Gross	Potential	M/I Date	Expires	Sec/Other	Ending
Apt.	ID	Type	Status	Names	S	Sq.Ft.	Rent	Code	Charges	Possible	Charges	M/O Date	Term	Deposit	Balance
01 - 112		2B	OC	Lorraine P Shoemaker	C	1,347	1,807.00	RENT	1,807.00	1,807.00	1,807.00	09/09/10	10/31/11	1,837.00	93.65
	1		N	Shoemaker				CONC	-278.00					0.00
								GARAG	150.00
								S-con	-37.50
								Total:	1,641.50

01 - 114		2A	NL	Shane Rotolo	N	1,088	1,431.00	RENT	1,431.00	1,431.00	0.00	08/29/09	09/30/10	0.00	0.00
	1		N	Michael Lustrino				CONC	-330.23			10/02/10		0.00
				Eileen Rotolo				W-Con	-37.50
				Denise Lustrino				Total:	1,063.27

01 - 114		2A	NL	Sharif Omar	L	1,088	1,431.00			0.00	1,431.00	10/20/10	11/30/11	0.00	189.91
	2		N	Nassima Omar									14	0.00

01 - 116		2A	OC	Ione De Viedma	C	1,088	1,431.00	RENT	1,431.00	1,431.00	1,431.00	08/13/10	09/30/11	1,431.00	-345.59
	1		N					CONC	-314.00					0.00
								PETRE	20.00
								STORA	35.00
								Total:	1,172.00

01 - 118		2B	OC	D.J. Lura	C	1,347	1,807.00	RENT	1,807.00	1,807.00	1,807.00	08/23/10	02/28/11	350.00	15.97
	2		N	Melissa Lura				Total:	1,807.00				6	0.00

01 - 121		2C	OC	Patricia Barr	C	1,184	1,498.00	RENT	1,498.00	1,498.00	1,498.00	01/10/09	02/28/11	0.00	4.15
	1		N					GARAG	150.00				12	0.00
								Total:	1,648.00

01 - 122		2B	OC	Nicholas Ripperger	C	1,347	1,812.00	RENT	1,812.00	1,812.00	1,812.00	04/24/10	05/31/11	0.00	-2.48
	3		N	Katey Corey				CONC	-418.15				13	0.00
								GARAG	125.00
								W-Con	-37.50
								Total:	1,481.35

01 - 124		2A	OC	Devon Medina	C	1,088	1,436.00	RENT	1,436.00	1,436.00	1,436.00	02/23/10	03/31/11	0.00	0.00
	3		N					CONC	-331.38				13	0.00
								PETRE	20.00
								W-Con	-37.50
								Total:	1,087.12

01 - 126		2A	OC	Matin Katirai	C	1,088	1,436.00	RENT	1,436.00	1,436.00	1,436.00	01/14/10	04/30/11	0.00	13.59
	3		N	Whitney Katirai				CONC	-331.39				7	0.00
								W-Con	-37.50
								STORA	35.00
								Total:	1,102.11

01 - 127		2C	OC	Thomas W Simmler	C	1,184	1,498.00	RENT	1,498.00	1,498.00	1,498.00	09/24/09	11/30/11	350.00	9.87
	1		N	Sandra J Hoopes				CONC	-345.69				13	0.00
								PETRE	40.00
								W-Con	-37.50
								Total:	1,154.81

01 - 128		2B	OC	Eric Hoffnagle	C	1,347	1,812.00	RENT	1,812.00	1,812.00	1,812.00	03/21/10	04/30/11	350.00	-106.45
	2		N	Jennifer Hoffnagle				CONC	-513.00				13	0.00
								Total:	1,299.00

01 - 131		2C	OC	Kate Leonard	C	1,184	1,523.00	RENT	1,523.00	1,523.00	0.00	01/22/10	02/28/11	0.00	9,944.67
	1		N	Mackie Leonard				CONC	-351.46			10/31/10	14	0.00
				Davis Leonard				PETRE	20.00
								W-Con	-37.50
								Total:	1,154.04

01 - 131		2C	OC	Vyacheslav Zakusilo	L	1,184	1,523.00			0.00	1,523.00	11/22/10	12/31/11	761.50	350.00
	2		N	Liliya Zakusilo									13	0.00

01 - 131		2C	OC		L	1,184	1,523.00			0.00	0.00			0.00	0.00
	3		N											0.00

01 - 131		2C	OC		L	1,184	1,523.00			0.00	0.00			0.00	0.00
	4		N											0.00

01 - 132		2B	OC	John Coakley	C	1,347	1,837.00	RENT	1,837.00	1,837.00	1,837.00	11/14/09	12/31/10	0.00	1,661.87
	1		N	Elise Coakley				CONC	-423.92				13	0.00
								W-Con	-37.50
								Total:	1,375.58

01 - 133		2AA	OC	Joe Terra	C	1,132	1,451.00	RENT	1,451.00	1,451.00	1,451.00	09/15/10	10/31/11	0.00	-507.11
	3		N	Christin Terra				CONC	-151.00				13	0.00
				Terra				W-Con	-37.50
								Total:	1,262.50

01 - 134		2A	OC	Katie Robatto	C	1,088	1,436.00	RENT	1,436.00	1,436.00	1,436.00	05/14/09	07/31/11	350.00	11.26
	1		N	Marc Robatto				CONC	-287.20				13	0.00
								GARAG	125.00
								Total:	1,273.80

01 - 135		2AA	OC	Courtney Bang	C	1,132	1,451.00	RENT	1,451.00	1,451.00	1,451.00	07/15/10	08/31/11	0.00	7.22
	2		N	Matthew Koerper				CONC	-334.85				13	0.00
								STORA	35.00
								W-Con	-37.50
								Total:	1,113.65

01 - 136		2A	OC	Nigel Stern	C	1,088	1,436.00	RENT	1,436.00	1,436.00	1,436.00	06/30/09	08/31/11	0.00	8.91
	1		N	Nereida Stern				CONC	-326.20				13	0.00
								Total:	1,109.80

01 - 137		2C	OC	Tracy Paige	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	12/31/09	01/31/11	350.00	0.00
	2		N	Judith Paige				CONC	-351.46				13	0.00
								PETRE	20.00
								W-Con	-37.50
								STORA	35.00
								Total:	1,189.04

01 - 138		2B	OC	Adam Beck	C	1,347	1,837.00	RENT	1,837.00	1,837.00	1,837.00	03/28/10	04/27/11	0.00	16.90
	1		N	Jennifer Baccon				CONC	-538.00				13	0.00
								GARAG	125.00
								STORA	35.00
								PETRE	20.00
								W-Con	-75.00
								Total:	1,404.00

01 - 141		2C	OC	Carol Marshall	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	07/15/10	08/31/11	350.00	-28.78
	1		N	Robert Hines				CONC	-146.44				13	0.00
								GARAG	150.00
								W-Con	-37.50
								Total:	1,489.06

01 - 142		2B	OC	Glenndara Sanders	C	1,347	1,837.00	RENT	1,837.00	1,837.00	1,837.00	03/24/10	04/30/11	1,837.00	-11.02
	1		N	Antonio Roberson				CONC	-538.00				13	0.00
								STORA	35.00
								STORA	-35.00
								Total:	1,299.00

01 - 143		2AA	OC	William Rossell	C	1,132	1,451.00	RENT	1,451.00	1,451.00	1,451.00	11/13/08	07/31/09	0.00	177.53
	1		N					Total:	1,451.00					0.00

01 - 144		2A	OC	Kelly Rega	C	1,088	1,436.00	RENT	1,436.00	1,436.00	1,436.00	10/14/09	02/28/12	0.00	0.32
	2		N	Michael Prutzman				CONC	-331.38				15	0.00
								W-Con	-37.50
								Total:	1,067.12

01 - 145		2AA	OC	Donna Sweeney	C	1,132	1,451.00	RENT	1,451.00	1,451.00	1,451.00	05/08/10	06/30/11	0.00	17.35
	2		N	Leslie Cooper				CONC	-279.03				13	0.00
								PETRE	60.00
								W-Con	-37.50
								Total:	1,194.47

01 - 146		2A	OC	Carmen Diaz	C	1,088	1,436.00	RENT	1,436.00	1,436.00	1,436.00	11/14/09	12/31/10	350.00	125.43
	3		N					GARAG	150.00				13	0.00
								W-Con	-37.50
								Total:	1,548.50

01 - 147		2C	OC	Katlin Kearney	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	01/29/10	02/28/11	0.00	-32.08
	1		N	Ryan Gray				CONC	-351.46					0.00
								W-Con	-37.50
								Total:	1,134.04

01 - 148		2B	OC	Dave Kriebel	C	1,347	1,837.00	RENT	1,837.00	1,837.00	1,837.00	07/01/10	07/31/11	350.00	0.00
	4		N					CONC	-423.92					0.00
								WATER	-37.50
								GARAG	150.00
								Total:	1,525.58

01 - 212		2C	NA	Ethan Pheasant	N	1,184	1,493.00	RENT	1,493.00	1,493.00	0.00	10/01/09	10/31/10	0.00	85.18
	1		N	John W Webb				CONC	-344.54			10/31/10	13	0.00
								W-Con	-37.50
								Total:	1,110.96

01 - 214		2A	VL	Partricia Faggioli	L	1,088	1,431.00			0.00	1,431.00	10/10/10	11/30/11	350.00	-769.52
	2		N	Faggioli									13	0.00

01 - 214		2A	VL	VACANCY		1,088	1,431.00				1,431.00
			N

01 - 216		2A	OC	Joseph Canino	C	1,088	1,431.00	RENT	1,431.00	1,431.00	1,431.00	08/01/09	10/31/11	0.00	5.01
	1		N					CONC	-330.23				13	0.00
								W-Con	-37.50
								Total:	1,063.27

01 - 218		2C	OC	Tracie Ullman	C	1,184	1,493.00	RENT	1,493.00	1,493.00	1,493.00	10/14/09	11/30/10	0.00	309.54
	1		N	Roland Ullman				GARAG	125.00				13	0.00
								CONC	-344.54
								PETRE	20.00
								W-Con	-37.50
								Total:	1,255.96

01 - 221		2C	OC	Norma Lundy	C	1,184	1,498.00	RENT	1,498.00	1,498.00	1,498.00	07/05/10	08/31/11	350.00	6.46
	2		N					CONC	-144.04				13	0.00
								STORA	35.00
								W-Con	-37.50
								Total:	1,351.46

01 - 222		2C	OC	Jenelle Stoner	C	1,184	1,498.00	RENT	1,498.00	1,498.00	1,498.00	12/30/08	01/31/11	350.00	5.38
	1		N	Harry Metka				STORA	35.00					0.00
								PETRE	20.00
								Total:	1,553.00

01 - 224		2A	OC	Jennifer Guerra	C	1,088	1,436.00	RENT	1,436.00	1,436.00	1,436.00	12/17/09	07/31/11	0.00	14.85
	2		N	George Guerra				MTM	100.00				13	0.00
								GARAG	150.00
								GARAG	75.00
								Total:	1,761.00

01 - 226		2A	VL	Mary Radzivilivk	L	1,088	1,436.00			0.00	1,436.00	10/25/10	11/30/11	0.00	-8.73
	3		N	Samuel Radzivilivk									12	0.00
				Radzivilivk

01 - 226		2A	VL	VACANCY		1,088	1,436.00				1,436.00
			N

01 - 227		2C	OC	Lauren Marocco	C	1,184	1,498.00	RENT	1,498.00	1,498.00	1,498.00	09/15/10	10/31/11	0.00	-73.51
	2		N	Marocco				CONC	-272.00				12	0.00
								PETRE	20.00
								W-Con	-37.50
								Total:	1,208.50

01 - 228		2C	OC	Deborah Yonker	C	1,184	1,498.00	RENT	1,498.00	1,498.00	1,498.00	06/24/10	07/23/11	350.00	-275.07
	1		N	Charlie Copeland				CONC	-345.69				14	0.00
								W-Con	-37.50
								GARAG	125.00
								Total:	1,239.81

01 - 231		2C	OC	Neil OLeary	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	03/20/10	04/30/11	350.00	-1.55
	3		N					CONC	-318.00				13	0.00
								W-Con	-75.00
								Total:	1,130.00

01 - 232		2C	OC	Barbara McNey	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	10/14/09	11/30/11	0.00	-10.39
	1		N	David Spontak				STORA	35.00				12	0.00
								CONC	-234.31
								W-Con	-37.50
								Total:	1,286.19

01 - 233		2AA	OC	Angela Mamo	C	1,132	1,451.00	RENT	1,451.00	1,451.00	1,451.00	02/22/10	03/31/11	350.00	217.64
	2		N	Eklaja Mamo				CONC	-334.85					0.00
								W-Con	-37.50
								Total:	1,078.65

01 - 234		2A	OC	Megan Pearsall	C	1,088	1,436.00	RENT	1,436.00	1,436.00	1,436.00	10/14/09	11/30/11	0.00	10.94
	1		N	Matthew Richards				CONC	-220.92				12	0.00
								W-Con	-37.50
								PETRE	20.00
								Total:	1,197.58

01 - 235		2AA	OC	Leslie Jones	C	1,132	1,451.00	RENT	1,451.00	1,451.00	1,451.00	07/10/10	08/31/11	0.00	0.00
	2		N	Derrick Grammer				CONC	-247.04				13	0.00
								W-Con	-37.50
								GARAG	125.00
								Total:	1,291.46

01 - 236		2A	OC	John Ashworth-King	C	1,088	1,436.00	RENT	1,436.00	1,436.00	1,436.00	05/10/09	07/31/11	0.00	-73.85
	1		N					CONC	-276.15				13	0.00
								PETRE	20.00
								STORA	35.00
								Total:	1,214.85

01 - 237		2C	OC	Mike Friend	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	02/22/10	03/31/11	350.00	7.13
	1		N	Darlene Friend				CONC	-351.46				12	0.00
								W-Con	-37.50
								Total:	1,134.04

01 - 238		2C	OC	Randy Potter	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	07/10/09	02/28/11	350.00	6.99
	1		N	Cathy Potter				CONC	-320.92				6	0.00
								Total:	1,202.08

01 - 241		2C	VL	Tony Bielec	L	1,184	1,523.00			0.00	1,523.00	10/23/10	11/30/11	1,523.00	-30.15
	2		N	Laurel Bielec									13	0.00

01 - 241		2C	VL	VACANCY		1,184	1,523.00				1,523.00
			N

01 - 242		2C	OC	Stephanie Foster	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	06/26/10	07/31/11	0.00	-23.55
	2		N	Kevin Friel				CONC	-206.00				14	0.00
								PETRE	20.00
								W-Con	-37.50
								Total:	1,299.50

01 - 243		2AA	NL	Rob Welsch	N	1,132	1,451.00	RENT	1,451.00	1,451.00	0.00	08/14/09	09/30/10	0.00	0.00
	1		N					CONC	-334.85				10/04/10	0.00
								W-Con	-37.50
								Total:	1,078.65

01 - 243		2AA	NL	Jack Bement	L	1,132	1,451.00			0.00	1,451.00	10/24/10	11/30/11	1,451.00	-20.00
	2		N	Bement									12	0.00

01 - 244		2A	OC	Ken Clendenning	C	1,088	1,436.00	RENT	1,149.60	1,437.00	1,437.00	07/15/08	07/30/09	0.00	10.83
	1		N	Gwen Tureski				EMPL	287.40				13	0.00
								W-Con	-37.50
								Total:	1,399.50

01 - 245		2AA	OC	John Lurch	C	1,132	1,451.00	RENT	1,451.00	1,451.00	1,451.00	08/23/09	12/31/10	0.00	36.91
	1		N	Robert Bubadias Jr				CONC	-334.85				3	0.00
								W-Con	-37.50
								Total:	1,078.65

01 - 246		2A	OC	Jeff Osgood	C	1,088	1,436.00	RENT	1,436.00	1,436.00	1,436.00	07/13/09	09/30/11	0.00	-65.12
	1		N					CONC	-287.20				13	0.00
								PETRE	20.00
								W-Con	-37.50
								Total:	1,131.30

01 - 247		2C	OC	David Emerick	C	1,184	1,523.00	RENT	1,523.00	1,523.00	0.00	03/07/10	04/30/11	0.00	197.06
	2		N	Patrick Richard				CONC	-351.46			11/01/10	13	0.00
								PETRE	20.00
								W-Con	-37.50
								Total:	1,154.04

01 - 247		2C	OC	Emily Myers	L	1,184	1,523.00			0.00	0.00		12/31/11	0.00	0.00
	3		N										13	0.00

01 - 248		2C	NA	Wally Eggert	N	1,184	1,523.00	RENT	1,524.00	1,524.00	0.00	08/15/08	10/31/10	0.00	6.19
	1		N					GARAG	160.00			11/15/10		0.00
								CONC	-127.00
								Total:	1,557.00

01 - 312		2C	OC	Adad Alani	C	1,184	1,493.00	RENT	1,493.00	1,493.00	1,493.00	03/24/10	04/30/11	350.00	106.53
	1		N	Sabriya Sidki				CONC	-344.54				13	0.00
								W-Con	-75.00
								Total:	1,073.46

01 - 314		1C	VL	Daniel Cole	L	786	1,164.00			0.00	1,164.00	10/15/10	11/30/11	0.00	-37.50
	2		N	Kathryn Schmidt									14	0.00

01 - 314		1C	VL	VACANCY		786	1,164.00				1,164.00
			N

01 - 316		1C	OC	Dan Lischner	C	786	1,164.00	RENT	1,164.00	1,164.00	1,164.00	08/15/10	09/30/11	0.00	3.91
	3		N					CONC	-111.92				15	0.00
								W-Con	-37.50
								Total:	1,014.58

01 - 318		2C	OC	James Tran	C	1,184	1,493.00	RENT	1,493.00	1,493.00	1,493.00	03/02/10	08/31/11	0.00	-1,165.27
	1		N	Alisha Walker				CONC	-344.54				18	0.00
								PETRE	20.00
								W-Con	-37.50
								Total:	1,130.96

01 - 321		2C	OC	John Durkan	C	1,184	1,498.00	RENT	1,498.00	1,498.00	1,498.00	10/31/09	02/28/11	0.00	-144.69
	1		N	Margaret Durkan				PETRE	80.00				4	0.00
								CONC	-249.67
								GARAG	125.00
								W-Con	-37.50
								Total:	1,415.83

01 - 322		2C	VL	Janet Curtis	L	1,184	1,498.00			0.00	1,498.00	11/15/10	12/31/11	500.00	-55.02
	2		N	Georgina Curtis									14	0.00
				Stephen Curtis

01 - 322		2C	VL	VACANCY		1,184	1,498.00				1,498.00
			N

01 - 323		1C	OC	Jersey Rico	C	786	1,169.00	RENT	1,169.00	1,169.00	1,169.00	08/10/09	04/30/11	0.00	3.14
	1		N	Jesus Rico				CONC	-269.77					0.00
				Vanessa Feeley				GARAG	125.00
								W-Con	-37.50
								Total:	986.73

01 - 324		1C	OC	Justin Dondero	C	786	1,169.00	RENT	1,169.00	1,169.00	1,169.00	06/13/10	07/31/11	650.00	0.00
	3		N					CONC	-134.88				14	0.00
								W-Con	-37.50
								Total:	996.62

01 - 325		1C	NL	Wendell Landis	N	786	1,169.00	RENT	1,169.00	1,169.00	0.00	09/13/09	10/31/10	0.00	0.00
	1		N					CONC	-269.77			11/01/10	13	0.00
								PETRE	20.00
								W-Con	-37.50
								Total:	881.73

01 - 325		1C	NL	Judith Vogel	L	786	1,169.00			0.00	1,169.00	11/16/10	12/31/11	0.00	111.76
	2		N	Sam Vogel									13	0.00

01 - 326		1C	OC	Jennifer Whittaker	C	786	1,169.00	RENT	1,169.00	1,169.00	1,169.00	03/24/10	04/30/11	0.00	-8.69
	2		N					CONC	-135.00				13	0.00
								PETRE	20.00
								W-Con	-37.50
								Total:	1,016.50

01 - 327		2C	OC	Chendong Zuo	C	1,184	1,498.00	RENT	1,498.00	1,498.00	1,498.00	08/24/10	09/30/11	500.00	-64.87
	2		N	Yanchen Xu				CONC	-230.46				13	0.00
								W-Con	-37.50
								Total:	1,230.04

01 - 328		2C	OC	Robert Gaudette	C	1,184	1,498.00	RENT	1,498.00	1,498.00	1,498.00	05/14/09	06/30/10	1,498.00	467.94
	1		N					GARAG	125.00					0.00
								SHTER	100.00
								Total:	1,723.00

01 - 331		2C	OC	Anthony Hall	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	03/24/10	04/30/11	761.50	-225.87
	4		N	Parys Hall				CONC	-351.46				13	0.00
								STORA	35.00
								PETRE	20.00
								STORA	35.00
								W-Con	-37.50
								Total:	1,224.04

01 - 332		2C	OC	Brynne Borel	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	10/03/09	11/30/11	0.00	45.85
	1		N	Paul McCabe				CONC	-351.46				12	0.00
								PETRE	40.00
								W-Con	-37.50
								Total:	1,174.04

01 - 333		1CA	OC	Alan R Denhalter	C	867	1,184.00	RENT	1,184.00	1,184.00	1,184.00	09/22/09	11/30/11	0.00	-26.20
	2		N					CONC	-288.00				13	0.00
								W-Con	-37.50
								Total:	858.50

01 - 334		1C	OC	Scott Markley	C	786	1,169.00	RENT	1,169.00	1,169.00	1,169.00	11/01/08	01/31/11	0.00	1.56
	1		N					GARAG	125.00				13	0.00
								STORA	50.00
								Total:	1,344.00

01 - 335		1CA	OC	Marissa Winter	C	867	1,184.00	RENT	1,185.00	1,185.00	1,185.00	10/24/09	11/30/10	0.00	1,315.49
	2		N	Jeremy Lende				CONC	-273.46				13	0.00
								WATER	-37.50
								Total:	874.04

01 - 336		1C	OC	Monisha Ghuman	C	786	1,169.00	RENT	1,169.00	1,169.00	1,169.00	10/14/09	02/28/11	0.00	11.18
	2		N					CONC	-269.77				3	0.00
								STORA	35.00
								PETRE	20.00
								W-Con	-37.50
								Total:	916.73

01 - 337		2C	OC	Verionica Schmidt	C	1,184	1,523.00	RENT	1,522.00	1,522.00	1,522.00	10/09/09	05/31/11	0.00	3.75
	1		N					CONC	-351.23				6	0.00
								W-Con	-37.50
								Total:	1,133.27

01 - 338		2C	OC	Robert Miller	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	09/14/09	11/30/11	350.00	8.21
	1		N	Beth Miller				CONC	-351.46				13	0.00
								GARAG	125.00
								W-Con	-37.50
								PETRE	20.00
								Total:	1,279.04

01 - 341		2C	OC	Lucinda Stillman	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	03/24/10	04/30/11	0.00	-0.93
	3		N					CONC	-351.46				13	0.00
								STORA	35.00
								W-Con	-37.50
								Total:	1,169.04

01 - 342		2C	OC	Angela Fallin	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	09/14/09	11/30/11	350.00	7.07
	1		N					CONC	-351.46				13	0.00
								STORA	35.00
								W-Con	-37.50
								GARAG	125.00
								Total:	1,294.04

01 - 343		1CA	OC	Ronnell Norville	C	867	1,184.00	STORA	35.00	1,185.00	0.00	09/30/08	11/30/10	0.00	0.00
	1		N					RENT	1,185.00			10/19/10	13	0.00
								CONC	-91.15
								Total:	1,128.85

01 - 343		1CA	OC	Nicole Behler	L	867	1,184.00			0.00	1,184.00	11/22/10	12/31/11	0.00	993.00
	2		N	Andrew Behler									14	0.00
				Behler

01 - 344		1C	NL	Stephanie Templeton	N	786	1,169.00	RENT	1,169.00	1,169.00	0.00	10/31/08	12/31/10	0.00	-84.28
	1		N					STORA	35.00			11/22/10	13	0.00
								Total:	1,204.00

01 - 344		1C	NL	Chris Doud	L	786	1,169.00			0.00	1,169.00	11/22/10	12/31/11	1,169.00	149.17
	2		N	Sarah Robbins									14	0.00

01 - 345		1CA	OC	Matthew Seuffert	C	867	1,184.00	RENT	1,184.00	1,184.00	1,184.00	10/09/09	02/28/12	350.00	2.47
	2		N					CONC	-182.15				15	0.00
								W-Con	-37.50
								Total:	964.35

01 - 346		1C	OC	Cindy Pickett	C	786	1,169.00	RENT	1,169.00	1,169.00	1,169.00	09/01/08	11/30/10	0.00	-45.91
	1		N	Emilie Pickett				CONC	-194.83				13	0.00
								STORA	50.00
								Total:	1,024.17

01 - 346		1C	OC	Nick Amoroso	L	786	1,169.00			0.00	0.00		02/28/12	0.00	0.00
	2		N										13	0.00

01 - 347		2C	OC	Marjorie Price	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	10/14/09	11/30/10	1,873.00	3,438.38
	2		N	Fred Price				CONC	-351.46				13	0.00
								GARAG	125.00
								W-Con	-37.50
								Total:	1,259.04

01 - 348		2C	OC	Kyle Gilfoy	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	02/22/10	03/31/11	1,523.00	-14.48
	2		N					CONC	-351.46				13	0.00
								W-Con	-37.50
								Total:	1,134.04

01 - 412		1B	OC	Alison Haase	C	967	1,365.00	RENT	1,365.00	1,365.00	1,365.00	08/06/09	03/31/11	350.00	-28.83
	1		N					CONC	-315.00				6	0.00
								PETRE	20.00
								W-Con	-37.50
								Total:	1,032.50

01 - 414		1A	OC	Kimberly Hemphill	C	849	1,205.00	RENT	1,205.00	1,205.00	1,205.00	09/14/09	10/31/11	350.00	-34.25
	1		N					CONC	-278.08				12	0.00
								W-Con	-37.50
								Total:	889.42

01 - 416		1A	VL	Kyle Sanderson	L	849	1,205.00			0.00	1,205.00	10/23/10	11/30/11	0.00	37.50
	5		N	Rebecca Watson									14	0.00

01 - 416		1A	VL	VACANCY		849	1,205.00			1,205.00
			N

01 - 418		1B	OC	Robert Phy	C	967	1,365.00	RENT	1,365.00	1,365.00	1,365.00	07/24/10	08/31/11	1,365.00	-15.22
	1		N	Elizabeth Brown				CONC	-262.50				13	0.00
								PETRE	40.00
								W-Con	-37.50
								Total:	1,105.00

01 - 421		2C	OC	Timothy Prather	C	1,184	1,498.00	RENT	1,498.00	1,498.00	1,498.00	12/21/09	01/31/11	0.00	185.12
	3		N	John Grause				CONC	-345.69					0.00
				Sherman Pritt				W-Con	-37.50
								Total:	1,114.81

01 - 422		1B	OC	Stacey Bachetti	C	967	1,370.00	RENT	1,370.00	1,370.00	1,370.00	04/01/09	06/30/11	0.00	25.52
	1		N					CONC	-232.00				13	0.00
								PETRE	20.00
								Total:	1,158.00

01 - 423		1A	OC	Robert Lang	C	849	1,210.00	RENT	1,210.00	1,210.00	1,210.00	06/01/10	06/30/11	350.00	10.02
	1		N	Esther Lang				PETRE	40.00					0.00
								Total:	1,250.00

01 - 424		1A	OC	Constance Hanson	C	849	1,220.00	RENT	1,220.00	1,220.00	1,220.00	04/01/09	06/30/11	350.00	3.60
	1		N					STORA	35.00				13	0.00
								CONC	-33.00
								Total:	1,222.00

01 - 425		1A	OC	Brandon Heist	C	849	1,210.00	RENT	968.00	1,210.00	1,210.00	09/11/10	09/30/11	0.00	-34.77
	2		N	Stephanie Heist				EMPL	242.00				13	0.00
				Lucy Potter				W-Con	-37.50
				Heist				PETRE	35.00
				Brandon Heist				PETRE	-35.00
								Total:	1,172.50

01 - 426		1A	OC	Heather Umstead	C	849	1,210.00	RENT	1,210.00	1,210.00	1,210.00	11/21/08	12/31/10	350.00	0.00
	1		N					PETRE	20.00				6	0.00
								Total:	1,230.00

01 - 427		2C	OC	Stefin Sobel	C	1,184	1,498.00	RENT	1,498.00	1,498.00	1,498.00	07/14/09	10/31/11	1,848.00	1,418.22
	1		N					CONC	-300.00				14	0.00
								Total:	1,198.00

01 - 428		1B	OC	Jack Travis	C	967	1,370.00	RENT	1,370.00	1,370.00	1,370.00	09/23/10	10/31/11	500.00	20.79
	2		N					CONC	-198.12					0.00
								PETRE	35.00
								STORA	50.00
								WATER	-37.50
								Total:	1,219.38

01 - 431		2C	OC	Tom Moore	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	04/12/10	05/31/11	350.00	7.90
	2		N	Heather Lindsay				CONC	-175.00				13	0.00
								GARAG	125.00
								W-Con	-37.50
								Total:	1,435.50

01 - 432		1B	OC	Roseanne Chernous	C	967	1,395.00	RENT	1,395.00	1,395.00	1,395.00	04/26/10	05/31/11	350.00	4.17
	2		N					CONC	-241.00				13	0.00
								GARAG	125.00
								PETRE	40.00
								W-Con	-37.50
								Total:	1,281.50

01 - 433		1AA	OC	Adam Dodson	C	917	1,225.00	RENT	1,225.00	1,225.00	1,225.00	05/14/09	07/31/11	350.00	0.00
	1		N					CONC	-226.15					0.00
								PETRE	20.00
								W-Con	-37.50
								Total:	981.35

01 - 434		1A	OC	Thomas Parry	C	849	1,210.00	RENT	1,210.00	1,210.00	1,210.00	08/15/10	09/30/11	0.00	213.49
	3		N	Jr. Thomas Parry				CONC	-93.08				12	0.00
								GARAG	125.00
								Total:	1,241.92

01 - 435		1AA	OC	Pauline Frey	C	917	1,225.00	RENT	1,225.00	1,225.00	1,225.00	07/10/09	11/30/11	1,575.00	-4.64
	1		N					CONC	-226.00				15	0.00
								PETRE	20.00
								STORA	35.00
								Total:	1,054.00

01 - 436		1A	OC	Brittany Richardson	C	849	1,210.00	RENT	1,210.00	1,210.00	1,210.00	04/14/09	06/30/11	0.00	3.84
	1		N					CONC	-223.38				13	0.00
								Total:	986.62

01 - 437		2C	OC	John Nelson	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	02/14/10	03/31/11	350.00	9.43
	1		N	Amy Nelson				PETRE	20.00				13	0.00
				Piper Nelson				CONC	-351.46
				John Nelson				W-Con	-37.50
								Total:	1,154.04

01 - 438		1B	OC	Heather Wood	C	967	1,395.00	RENT	1,395.00	1,395.00	1,395.00	04/11/09	06/30/11	1,395.00	1,757.19
	1		N	David Wood				CONC	-279.00				13	0.00
								GARAG	125.00
								PETRE	20.00
								Total:	1,261.00

01 - 441		2C	OC	Rob Johnson	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	09/25/09	10/31/11	0.00	18.65
	1		N					CONC	-351.46				12	0.00
								W-Con	-37.50
								STORA	35.00
								Total:	1,169.04

01 - 442		1B	OC	Michael Cowan	C	967	1,405.00	RENT	1,405.00	1,405.00	1,405.00	08/14/09	06/30/11	0.00	-35.83
	1		N					CONC	-324.23				9	0.00
								W-Con	-37.50
								Total:	1,043.27

01 - 443		1AA	OC	Rudolph Zaengerle	C	917	1,225.00	RENT	1,225.00	1,225.00	1,225.00	05/09/10	06/30/11	350.00	0.89
	2		N					CONC	-117.79				14	0.00
								W-Con	-37.50
								Total:	1,069.71

01 - 444		1A	OC	Tim Andrzejewski	C	849	1,220.00	RENT	1,220.00	1,220.00	1,220.00	08/24/09	10/31/11	350.00	100.32
	1		N	Lauren Linder				CONC	-281.54				13	0.00
								W-Con	-37.50
								PETRE	20.00
								GARAG	125.00
								Total:	1,045.96

01 - 445		1AA	OC	Dani Nadelson	C	917	1,225.00	RENT	1,225.00	1,225.00	1,225.00	07/10/10	08/31/11	0.00	39.01
	2		N	Carol Gold				CONC	-58.41				13	0.00
								PETRE	20.00
								W-Con	-37.50
								Total:	1,149.09

01 - 446		1A	OC	Richard Madonna	C	849	1,220.00	RENT	1,220.00	1,220.00	1,220.00	06/12/09	08/31/11	0.00	1.67
	1		N					CONC	-274.00				13	0.00
								GARAG	125.00
								Total:	1,071.00

01 - 447		2C	OC	Christine Kan	C	1,184	1,523.00	RENT	1,523.00	1,523.00	98.26	08/01/09	11/30/10	350.00	-249.00
	1		N	Alfred Vanderbeck				PETRE	40.00			12/02/10	3	0.00
								CONC	-257.74
								Total:	1,305.26

01 - 448		1B	OC	Edward Arcuri	C	967	1,405.00	RENT	1,405.00	1,405.00	1,405.00	07/23/10	08/31/11	350.00	-147.28
	2		N					CONC	-162.12				13	0.00
								W-Con	-37.50
								Total:	1,205.38

01 - 512		2C	VA	VACANCY		1,184	1,493.00			1,493.00
			N

01 - 514		1C	OC	Jonathan Iorio	C	786	1,164.00	RENT	1,164.00	1,164.00	1,164.00	08/14/09	12/31/10	0.00	-109.12
	1		N					CONC	-268.62					0.00
								W-Con	-37.50
								Total:	857.88

01 - 516		1C	OC	Gretchen Neff	C	786	1,164.00	RENT	1,164.00	1,164.00	1,164.00	09/16/10	10/31/11	1,164.00	271.74
	2		N					CONC	-223.85				13	0.00
								PETRE	40.00
								Total:	980.15

01 - 518		2C	OC	Brian Reynolds	C	1,184	1,493.00	RENT	1,493.00	1,493.00	1,493.00	09/24/10	10/31/11	0.00	-350.55
	2		N	Ryan Yawit				CONC	-143.55				14	0.00
								W-Con	-37.50
								Total:	1,311.95

01 - 521		2C	OC	Christopher Hadjinian	C	1,184	1,498.00	RENT	1,498.00	1,498.00	1,498.00	01/24/10	02/28/11	350.00	4.93
	1		N	Teresa Lemaitre				CONC	-345.69				13	0.00
								PETRE	20.00
								W-Con	-37.50
								Total:	1,134.81

01 - 522		2C	OC	Kristy Arnold	C	1,184	1,498.00	RENT	1,498.00	1,498.00	1,498.00	07/01/10	07/31/11	1,498.00	231.45
	2		N	Raymond Arnold				CONC	-345.69				13	0.00
								PETRE	20.00
								Total:	1,172.31

01 - 523		1C	OC	Kim Robinson	C	786	1,169.00	RENT	1,169.00	1,169.00	1,169.00	09/10/10	10/31/11	350.00	-479.84
	2		N	Sandra Knight				CONC	-112.40				13	0.00
								PETRE	20.00
								W-Con	-37.50
								Total:	1,039.10

01 - 524		1C	OC	Jessica Hitz	C	786	1,169.00	RENT	1,169.00	1,169.00	1,169.00	06/01/09	08/31/11	350.00	50.10
	1		N	David Hitz				CONC	-198.00				13	0.00
								PETRE	40.00
								W-Con	-37.50
								Total:	973.50

01 - 525		1C	OC	Diana Salava	C	786	1,169.00	RENT	1,169.00	1,169.00	1,169.00	09/08/09	07/31/11	0.00	-59.09
	1		N	Dennis Monteiro				CONC	-269.77				9	0.00
								PETRE	40.00
								W-Con	-37.50
								Total:	901.73

01 - 526		1C	OC	Thomas Moskal	C	786	1,169.00	RENT	1,169.00	1,169.00	1,169.00	11/22/09	12/31/10	0.00	0.09
	3		N	Julie Moskal				CONC	-269.77					0.00
								PETRE	20.00
								W-Con	-37.50
								Total:	881.73

01 - 527		2C	OC	Laura Grillo	C	1,184	1,498.00	RENT	1,498.00	1,498.00	1,498.00	05/31/09	07/31/10	0.00	-23.91
	1		N					STORA	35.00				15	0.00
								MTM	62.50
								Total:	1,595.50

01 - 528		2C	OC	Michelle Updegraff	C	1,184	1,498.00	RENT	1,214.81	1,214.81	1,214.81	06/27/09	08/31/11	0.00	0.00
	1		N					Total:	1,214.81				13	0.00

01 - 531		2C	OC	Wojceich Pelc	C	1,184	1,523.00	RENT	1,450.00	1,450.00	1,450.00	01/31/09	03/31/11	0.00	5.54
	1		N	Sylwia Kowalska				Total:	1,450.00				13	0.00

01 - 532		2C	NL	Rebecca Flemming	N	1,184	1,523.00	RENT	1,523.00	1,523.00	0.00	02/24/10	03/31/11	0.00	284.00
	2		N	Chad Bache				CONC	-351.46			10/09/10	14	0.00
								STORA	35.00
								PETRE	20.00
								W-Con	-37.50
								Total:	1,189.04

01 - 532		2C	NL	Liam Goodrick	L	1,184	1,523.00			0.00	1,523.00	11/22/10	12/31/11	0.00	33.99
	3		N	Jamie Goodrick									13	0.00

01 - 533		1CA	OC	Blaise Kadlec	C	867	1,184.00	RENT	1,185.00	1,185.00	1,185.00	03/07/09	05/31/11	350.00	4.80
	1		N					Total:	1,185.00				13	0.00

01 - 534		1C	OC	James Mock	C	786	1,169.00	RENT	1,169.00	1,169.00	1,169.00	11/29/08	01/31/11	0.00	1.68
	1		N					PETRE	20.00				13	0.00
								Total:	1,189.00

01 - 535		1CA	OC	David Jorgensen	C	867	1,184.00	RENT	1,184.00	1,184.00	1,184.00	03/31/10	06/30/11	0.00	-32.98
	3		N					GARAG	125.00				13	0.00
								GARAG	-125.00
								CONC	-157.00
								W-Con	-75.00
								Total:	952.00

01 - 536		1C	OC	Christopher Dalton	C	786	1,169.00	RENT	1,169.00	1,169.00	1,169.00	02/20/10	03/31/11	0.00	6.77
	4		N	Stephanie Kane				CONC	-134.88				13	0.00
								W-Con	-37.50
								Total:	996.62

01 - 537		2C	OC	Kathy Dlutowski	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	12/21/09	01/31/11	0.00	0.00
	1		N					CONC	-351.46				14	0.00
								W-Con	-37.50
								Total:	1,134.04

01 - 538		2C	NL	Mathew Bets	N	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	11/30/09	12/31/10	350.00	0.00
	1		N					CONC	-351.46				13	0.00
								PETRE	40.00
								W-Con	-37.50
								Total:	1,174.04

01 - 538		2C	NL	Sebastian Place	L	1,184	1,523.00			0.00	0.00		05/31/11	0.00	0.00
	2		N	Gretchen Place									5	0.00

01 - 541		2C	OC	Andy Crymes	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	03/05/10	04/30/11	350.00	-205.38
	4		N	Alicia Herring				CONC	-351.46				13	0.00
								PETRE	20.00
								GARAG	75.00
								W-Con	-37.50
								Total:	1,229.04

01 - 542		2C	OC	William Sullivan	C	1,184	1,523.00	RENT	1,523.00	1,523.00	98.26	08/24/10	11/30/10	500.00	-327.71
	3		N					C-FUR	616.00			12/02/10	4	0.00
								CORP	100.00
								VUR	400.00
								CABLE	120.00
								GARAG	125.00
								Total:	2,884.00

01 - 542		2C	OC	Bill Sullivan	L	1,184	1,523.00			0.00	1,473.87	12/02/10	12/31/11	0.00	1,218.78
	4		N	William Sullivan										0.00

01 - 543		1CA	VL	Teresa Thatcher	L	867	1,184.00			0.00	0.00		12/31/11	0.00	0.00
	4		N										13	0.00

01 - 543		1CA	VL	Carolyn Gouse	L	867	1,184.00			0.00	1,145.81	12/02/10	03/31/11	500.00	0.00
	5		N										3	0.00

01 - 543		1CA	VL	VACANCY		867	1,184.00			1,184.00
			N

01 - 544		1C	OC	Amy Miskiewicz	C	786	1,169.00	RENT	1,169.00	1,169.00	1,169.00	05/14/09	07/31/11	0.00	4.48
	1		N					CONC	-215.82				14	0.00
								Total:	953.18

01 - 545		1CA	OC	Elise Boyes	C	867	1,184.00	RENT	1,185.00	1,185.00	1,185.00	11/06/09	12/31/10	0.00	1.61
	2		N	Michael Boyes				CONC	-273.46				13	0.00
								W-Con	-37.50
								Total:	874.04

01 - 546		1C	OC	Stefanie Stewart	C	786	1,169.00	RENT	1,169.00	1,169.00	1,169.00	01/04/09	03/31/11	350.00	-35.42
	1		N					W-Con	-37.50				13	0.00
								Total:	1,131.50

01 - 547		2C	OC	Roberta Smith	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	11/30/09	12/31/10	350.00	4.50
	2		N					CONC	-351.46				13	0.00
								GARAG	125.00
								PETRE	20.00
								W-Con	-37.50
								Total:	1,279.04

01 - 548		2C	VL	Shari Johnson	L	1,184	1,523.00			0.00	1,523.00	11/22/10	12/31/11	761.50	1,282.20
	2		N	Saleem Shakur										0.00
				Johnson

01 - 548		2C	VL	VACANCY		1,184	1,523.00			1,523.00
			N

01 - 612		1B	OC	Julie English	C	967	1,365.00	RENT	1,050.00	1,365.00	1,365.00	06/13/09	09/30/11	0.00	0.00
	1		N					EMPL	315.00				13	0.00
								W-Con	-37.50
								PETRE	20.00
								PETRE	-20.00
								Total:	1,327.50

01 - 614		1A	OC	Kenneth Copeland	C	849	1,205.00	RENT	1,205.00	1,205.00	1,205.00	03/28/10	04/30/11	0.00	-58.17
	2		N					CONC	-155.00				14	0.00
								W-Con	-75.00
								Total:	975.00

01 - 616		1A	OC	Debra Yassen	C	849	1,205.00	RENT	1,205.00	1,205.00	1,205.00	08/01/09	10/31/11	350.00	112.29
	1		N					PETRE	20.00				13	0.00
								STORA	35.00
								W-Con	-37.50
								CONC	-200.83
								Total:	1,021.67

01 - 618		1B	OC	Ryan LeBlanc	C	967	1,365.00	RENT	1,365.00	1,365.00	1,365.00	06/12/09	01/31/11	0.00	5.55
	1		N					CONC	-261.38				6	0.00
								PETRE	20.00
								Total:	1,123.62

01 - 621		2C	OC	Andre Magnie	C	1,184	1,498.00	RENT	1,498.00	1,498.00	1,498.00	10/25/09	11/30/11	350.00	32.18
	1		N	Luciane Terra				CONC	-345.69				12	0.00
								W-Con	-37.50
								PETRE	20.00
								STORA	35.00
								Total:	1,169.81

01 - 622		1B	OC	Tracey Shallis	C	967	1,370.00	RENT	1,370.00	1,370.00	1,370.00	09/19/09	11/30/11	350.00	8.87
	3		N	Jennifer Shallis				CONC	-443.08				13	0.00
								W-Con	-37.50
								GARAG	125.00
								Total:	1,014.42

01 - 623		1A	OC	Lauren Dooley	C	849	1,210.00	RENT	1,210.00	1,210.00	1,210.00	07/12/09	09/30/11	0.00	3.66
	1		N					CONC	-223.00				13	0.00
								Total:	987.00

01 - 624		1A	OC	Morgan Graber	C	849	1,210.00	RENT	1,210.00	1,210.00	1,210.00	07/21/10	08/31/11	350.00	0.36
	4		N					CONC	-93.08				13	0.00
								PETRE	20.00
								Total:	1,136.92

01 - 625		1A	NL	Bram Kelly	N	849	1,210.00	RENT	1,210.00	1,210.00	0.00	09/13/09	10/31/10	0.00	69.20
	2		N	Shawna Kelly				CONC	-279.23			10/02/10		0.00
								PETRE	20.00
								W-Con	-37.50
								Total:	913.27

01 - 625		1A	NL	Deborah Orsini	L	849	1,210.00			0.00	1,210.00	10/10/10	11/30/11	0.00	20.95
	3		N	Orsini										0.00

01 - 626		1A	OC	Edith Jones	C	849	1,210.00	RENT	1,210.00	1,210.00	1,210.00	03/07/09	05/31/11	350.00	-71.71
	1		N					PETRE	20.00				13	0.00
								Total:	1,230.00

01 - 627		2C	OC	Geoffrey Nelsen	C	1,184	1,498.00	RENT	1,498.00	1,498.00	1,498.00	02/22/10	03/31/11	0.00	4.93
	3		N					CONC	-345.69				13	0.00
								GARAG	125.00
								W-Con	-37.50
								Total:	1,239.81

01 – 628		1B	OC	Peter Eisenhower	C	967	1,370.00	RENT	1,370.00	1,370.00	1,370.00	07/03/09	09/30/11	0.00	8.47
	1		N	Margaret Eisenhower				CONC	-253.00				13	0.00
								PETRE	20.00
								Total:	1,137.00

01 - 631		2C	OC	Beth Manganaro	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	08/24/10	09/30/11	0.00	9.65
	2		N	Michelle Esposito				CONC	-117.15				13	0.00
				Managanaro				PETRE	20.00
								Total:	1,425.85
				Manganaro

01 - 632		1B	OC	Abby Brostrom	C	967	1,395.00	RENT	1,395.00	1,395.00	1,395.00	09/14/09	04/30/11	350.00	-27.60
	1		N	MacLain Brostrom				CONC	-321.92				6	0.00
								W-Con	-37.50
								Total:	1,035.58

01 - 633		1AA	OC	Aida Greene	C	917	1,225.00	RENT	1,225.00	1,225.00	1,225.00	05/29/09	07/31/11	0.00	7.82
	1		N	Daniel Guzman				CONC	-207.31				13	0.00
								Total:	1,017.69

01 - 634		1A	NL	Barbara McMeekin	N	849	1,210.00	RENT	1,210.00	1,210.00	0.00	07/01/09	11/30/11	0.00	-685.67
	1		N					Total:	1,210.00			11/13/10		0.00

01 - 634		1A	NL	Joe Khoury	L	849	1,210.00			0.00	1,210.00	11/23/10	12/31/11	0.00	-1,209.16
	2		N										13	0.00

01 - 635		1AA	OC	Garrett Miller	C	917	1,225.00	RENT	1,225.00	1,225.00	118.55	07/10/10	08/31/11	0.00	-2,965.10
	3		N	Gary Miller				CONC	-117.79			12/03/10		0.00
				Diane Miller				W-Con	-37.50
								Total:	1,069.71

01 - 636		1A	OC	Kathy Sapol	C	849	1,210.00	RENT	1,210.00	1,210.00	1,210.00	05/14/09	07/31/11	350.00	-33.22
	1		N					W-Con	-37.50				13	0.00
								Total:	1,172.50

01 - 637		2C	OC	Collin Mcneil	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	03/01/10	03/31/11	350.00	1,491.68
	1		N	Jessica Solem				CONC	-253.83				13	0.00
								PETRE	20.00
								W-Con	-37.50
								Total:	1,251.67

01 - 638		1B	OC	Elaine Carey	C	967	1,395.00	RENT	1,395.00	1,395.00	1,395.00	08/09/10	09/30/11	350.00	0.00
	2		N	Kimberly Carey				CONC	-268.27				13	0.00
								PETRE	40.00
								W-Con	-37.50
								Total:	1,129.23

01 - 641		2C	OC	Richard Chesnick	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	09/30/09	04/30/11	350.00	11.62
	1		N					CONC	-351.46				6	0.00
								W-Con	-37.50
								GARAG	125.00
								Total:	1,259.04

01 - 642		1B	OC	Matthew Courtney	C	967	1,405.00	RENT	1,405.00	1,405.00	1,405.00	09/01/10	09/30/11	0.00	-140.73
	2		N	Courtney				CONC	-203.18				13	0.00
								WATER	-37.50
								Total:	1,164.32

01 - 643		1AA	OC	Richard Webster	C	917	1,225.00	RENT	1,225.00	1,225.00	1,225.00	09/24/10	03/31/11	0.00	1,270.82
	2		N					W-Con	-37.50				6	0.00
								Total:	1,187.50

01 - 644		1A	OC	Katie Capasso	C	849	1,220.00	RENT	1,220.00	1,220.00	1,220.00	05/14/10	06/30/11	0.00	-145.66
	2		N	Andrew German				CONC	-211.00				14	0.00
								W-Con	-37.50
								Total:	971.50

01 - 645		1AA	OC	Lindsay McCloud	C	917	1,225.00	RENT	1,225.00	1,225.00	1,225.00	04/23/10	05/31/11	0.00	4.32
	2		N					CONC	-211.00				13	0.00
								W-Con	-37.50
								Total:	976.50

01 - 646		1A	OC	Joe Ross	C	849	1,220.00	RENT	1,220.00	1,220.00	1,220.00	04/29/10	05/31/11	0.00	5.01
	3		N	Shanna Ross				CONC	-211.15				13	0.00
								PETRE	20.00
								W-Con	-37.50
								Total:	991.35

01 - 647		2C	OC	David Fisher	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	03/01/10	03/31/11	350.00	2.46
	1		N					CONC	-351.46				13	0.00
								W-Con	-37.50
								Total:	1,134.04

01 - 648		1B	OC	Jeffrey Rosenbach	C	967	1,405.00	RENT	1,405.00	1,405.00	1,405.00	06/25/09	01/31/11	350.00	2.52
	1		N					CONC	-234.17				13	0.00
								Total:	1,170.83

01 - 712		2B	VL	Elaine Chesler	L	1,347	1,807.00			0.00	1,807.00	10/24/10	05/31/11	0.00	20.00
	2		N	Keith Chesler									7	0.00

01 - 712		2B	VL	VACANCY		1,347	1,807.00			1,807.00
			N

01 - 714		2A	OC	Jacqueline London	C	1,088	1,431.00	RENT	1,431.00	1,431.00	1,431.00	09/22/10	10/31/11	500.00	-37.27
	2		N	London				CONC	-275.19				13	0.00
								W-Con	-37.50
								Total:	1,118.31

01 - 716		2A	OC	Jamie Mansley	C	1,088	1,431.00	RENT	1,431.00	1,431.00	1,431.00	05/14/09	07/31/11	0.00	7.35
	1		N	Justin Blandy				CONC	-286.20				13	0.00
								PETRE	20.00
								STORA	35.00
								W-Con	-37.50
								STORA	35.00
								Total:	1,197.30

01 - 718		2B	OC	Tiffany Anderson	C	1,347	1,807.00	RENT	1,807.00	1,807.00	1,807.00	03/15/10	04/30/11	904.00	0.00
	1		N	Tyler Oneil				CONC	-508.00				13	0.00
				Madison Oneil				W-Con	-75.00
								Total:	1,224.00

01 - 721		2C	OC	Emily Myers	C	1,184	1,498.00	RENT	1,498.00	1,498.00	1,498.00	11/21/09	12/31/10	0.00	-45.30
	2		N					CONC	-345.69				12	0.00
								W-Con	-37.50
								Total:	1,114.81

01 - 722		2B	OC	Stephen Mclean	C	1,347	1,812.00	RENT	1,812.00	1,812.00	1,812.00	09/29/09	05/31/11	350.00	15.52
	1		N	Margaret Mclean				CONC	-418.15				7	0.00
								PETRE	20.00
								GARAG	125.00
								W-Con	-37.50
								Total:	1,501.35

01 - 724		2A	OC	Katherine Wetzel	C	1,088	1,436.00	RENT	1,436.00	1,436.00	1,436.00	08/27/08	09/30/10	0.00	-51.86
	1		N	Ryan McCarthy				PETRE	20.00				13	0.00
								CONC	-236.00
								Total:	1,220.00

01 - 726		2A	OC	Ernest W Devlin	C	1,088	1,436.00	RENT	1,436.00	1,436.00	1,436.00	10/14/09	12/31/11	0.00	3.51
	2		N					CONC	-331.39				13	0.00
								W-Con	-37.50
								Total:	1,067.11

01 - 727		2C	OC	Anne Quinn	C	1,184	1,498.00	RENT	1,498.00	1,498.00	1,498.00	11/30/09	12/31/10	0.00	40.68
	2		N					CONC	-345.69				13	0.00
								PETRE	20.00
								STORA	35.00
								W-Con	-37.50
								Total:	1,169.81

01 - 728		2B	OC	Jacqueline Lanphar	C	1,347	1,812.00	RENT	1,812.00	1,812.00	1,812.00	03/24/10	04/30/11	350.00	-28.36
	3		N	William Lanphar				CONC	-513.00				13	0.00
								PETRE	40.00
								GARAG	160.00
								GARAG	150.00
								W-Con	-75.00
								Total:	1,574.00

01 - 731		2C	OC	Edward Keiper	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	07/01/10	07/31/11	350.00	245.21
	2		N					CONC	-351.46				13	0.00
								W-Con	-37.50
								Total:	1,134.04

01 - 732		2B	VL	Jane Blake	L	1,347	1,837.00			0.00	0.00			0.00	0.00
	2		N	Ian Blake									3	0.00
				William Blake

01 - 732		2B	VL	VACANCY		1,347	1,837.00			1,837.00
			N

01 - 733		2AA	OC	Melissa Ludwigsen	C	1,132	1,451.00	RENT	1,451.00	1,451.00	1,451.00	09/11/09	11/30/11	0.00	158.06
	1		N	Michael Ludwigsen				CONC	-334.85				13	0.00
								GARAG	125.00
								PETRE	20.00
								W-Con	-37.50
								Total:	1,223.65

01 - 734		2A	NL	Lynn Schmidthuber	N	1,088	1,436.00	RENT	1,436.00	1,436.00	0.00	09/14/09	10/31/10	0.00	0.00
	1		N					STORA	35.00			10/31/10	13	0.00
								CONC	-331.38
								W-Con	-37.50
								Total:	1,102.12

01 - 734		2A	NL	Barbara McMeekin	L	1,088	1,436.00			0.00	1,436.00	11/13/10	12/31/11	0.00	-116.10
	2		N										14	0.00

01 - 735		2AA	OC	Justin Corbett	C	1,132	1,451.00	RENT	1,451.00	1,451.00	1,451.00	07/12/09	02/28/11	0.00	160.87
								CONC	-268.00				13	0.00
	1		N					Total:	1,183.00

01 - 736		2A	OC	Clara Jacoby	C	1,088	1,436.00	RENT	1,436.00	1,436.00	1,436.00	11/22/08	01/31/11	350.00	0.00
	1		N	Richard Carosi				CONC	-239.33				13	0.00
								Total:	1,196.67

01 - 737		2C	OC	Lakshmi Muskula	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	07/03/10	08/31/11	0.00	1.15
	4		N	Praveen Veddi				CONC	-247.00				12	0.00
								W-Con	-37.50
								Total:	1,238.50

01 - 738		2B	OC	Mindy Cook	C	1,347	1,837.00	RENT	1,837.00	1,837.00	1,837.00	09/06/09	11/30/11	350.00	26.00
	1		N	Michael Cook				CONC	-423.92				13	0.00
								W-Con	-37.50
								Total:	1,375.58

01 - 741		2C	OC	Jared Sparks	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	07/11/09	09/30/11	0.00	114.62
	1		N	Kara Kennedy				CONC	-304.60				13	0.00
								PETRE	40.00
								W-Con	-37.50
								Total:	1,220.90

01 - 742		2B	OC	Anita Kuhnle	C	1,347	1,847.00	RENT	1,847.00	1,847.00	1,847.00	02/14/10	03/31/11	1,849.00	10.32
	1		N	Ken Kuhnle				CONC	-426.23				13	0.00
								PETRE	40.00
								GARAG	125.00
								W-Con	-37.50
								Total:	1,548.27

01 - 743		2AA	OC	Bryan Hamerski	C	1,132	1,451.00	RENT	1,451.00	1,451.00	1,451.00	10/24/09	02/28/12	0.00	0.00
	2		N	Linda Hamerski				CONC	-334.85				15	0.00
				Blair Hamerski				W-Con	-37.50
								Total:	1,078.65

01 - 744		2A	NA	Jennifer Clark	N	1,088	1,446.00	RENT	1,446.00	1,446.00	93.29	09/22/08	11/30/10	350.00	203.89
	1		N	Michael Novielli				PETRE	40.00			12/02/10		0.00
								CONC	-111.23
								STORA	35.00
								Total:	1,409.77

01 - 745		2AA	OC	Lauren MacSorley	C	1,132	1,451.00	RENT	1,451.00	1,451.00	1,451.00	07/01/10	08/31/11	0.00	-20.17
	3		N					CONC	-334.00				13	0.00
								PETRE	20.00
								GARAG	150.00
								Total:	1,287.00

01 - 746		2A	OC	Donald Verhagen	C	1,088	1,446.00	RENT	1,446.00	1,446.00	1,446.00	11/16/08	07/31/11	350.00	2.97
	1		N					CONC	-55.62					0.00
								Total:	1,390.38

01 - 747		2C	OC	Steve Luxton	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	04/01/09	06/30/11	1,873.00	1.84
	1		N	Elsie Pinero				CONC	-304.60				13	0.00
								STORA	35.00
								W-Con	-37.50
								Total:	1,215.90

01 - 748		2B	VL	Harry A Trout	L	1,347	1,847.00			0.00	1,847.00	10/24/10	11/30/11	0.00	-114.80
	2		N	Trout									13	0.00

01 - 748		2B	VL	VACANCY		1,347	1,847.00			1,847.00
			N

01 - 812		2B	OC	Anthony Gargano	C	1,347	1,807.00	RENT	1,807.00	1,807.00	1,807.00	07/24/10	08/31/11	500.00	1,589.10
	1		N	Kristina Gargano				CONC	-407.00				14	0.00
								W-Con	-37.50
								Total:	1,362.50

01 - 814		2A	OC	Elizabeth Tavenner	C	1,088	1,431.00	RENT	1,431.00	1,431.00	1,431.00	06/19/10	07/31/11	1,431.00	1,211.06
	1		N					PETRE	60.00				13	0.00
								CONC	-275.19
								W-Con	-75.00
								STORA	35.00
								Total:	1,175.81

01 - 816		2A	OC	Michael Truncellito	C	1,088	1,431.00	RENT	1,431.00	1,431.00	1,431.00	08/15/10	09/14/11	0.00	-143.73
	4		N	Martin Leslie				CONC	-275.19				13	0.00
								PETRE	20.00
								W-Con	-37.50
								Total:	1,138.31

01 - 818		2B	OC	MODEL		1,347	1,807.00			1,807.00
			M

01 - 821		2C	OC	Robert Storman	C	1,184	1,498.00	RENT	1,498.00	1,498.00	1,498.00	04/01/09	06/30/11	350.00	2.72
	1		N					PETRE	40.00				13	0.00
								STORA	35.00
								Total:	1,573.00

01 - 822		2B	OC	Thomas Soutos	C	1,347	1,812.00	RENT	1,812.00	1,812.00	1,812.00	05/15/10	06/30/11	350.00	4.90
	2		N	Eva Soutos				CONC	-418.15				14	0.00
								GARAG	125.00
								W-Con	-37.50
								Total:	1,481.35

01 - 824		2A	OC	Rob Schmidt	C	1,088	1,436.00	RENT	1,436.00	1,436.00	1,436.00	09/10/10	10/31/11	0.00	-258.31
	3		N					CONC	-276.15				14	0.00
								W-Con	-37.50
								GARAG	150.00
								Total:	1,272.35

01 - 826		2A	OC	Melinda Metzger	C	1,088	1,436.00	RENT	1,436.00	1,436.00	1,436.00	08/14/09	12/31/10	0.00	-29.58
	1		N	Jeffrey Metzger				CONC	-331.38				3	0.00
								STORA	35.00
								W-Con	-37.50
								Total:	1,102.12

01 - 827		2C	OC	Christine Grimshaw	C	1,184	1,498.00	RENT	1,498.00	1,498.00	1,498.00	03/14/10	04/30/11	350.00	5.19
	1		N					CONC	-345.69					0.00
								W-Con	-37.50
								Total:	1,114.81

01 - 828		2B	OC	Hiralben Ray	C	1,347	1,812.00	RENT	1,812.00	1,812.00	1,812.00	03/31/10	04/30/11	0.00	33.50
	3		N	Tarun Ray				CONC	-513.00				13	0.00
								W-Con	-75.00
								Total:	1,224.00

01 - 831		2C	OC	Sharon Chin	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	04/14/09	06/30/11	1,536.00	14.21
	1		N	Clayton Chin				CONC	-304.60				13	0.00
				Latoya McCrea				Total:	1,218.40

01 - 832		2B	OC	Jeffrey Stauffer	C	1,347	1,837.00	RENT	1,837.00	1,837.00	1,837.00	07/01/09	08/31/10	0.00	568.03
	1		N					STORA	35.00				14	0.00
								Total:	1,872.00

01 - 833		2AA	OC	John Govin	C	1,132	1,451.00	RENT	1,451.00	1,451.00	1,451.00	04/14/09	11/30/10	0.00	0.00
	1		N	Mary Govin				PETRE	20.00				6	0.00
								CONC	-250.55
								Total:	1,220.45

01 - 834		2A	OC	Christeen Terry	C	1,088	1,436.00	RENT	1,436.00	1,436.00	1,436.00	08/14/09	10/31/11	1,436.00	125.00
	1		N					CONC	-331.38				13	0.00
								GARAG	125.00
								W-Con	-37.50
								Total:	1,192.12

01 - 835		2AA	OC	Seth Visconti	C	1,132	1,451.00	RENT	1,451.00	1,451.00	1,451.00	07/10/10	08/31/11	0.00	-105.34
	2		N	Ashley Mannion				CONC	-334.85				12	0.00
								W-Con	-37.50
								Total:	1,078.65

01 - 836		2A	OC	Nicholas Bishop	C	1,088	1,436.00	RENT	1,436.00	1,436.00	1,436.00	12/29/08	02/28/11	350.00	4.62
	1		N					CONC	-55.23				13	0.00
								PETRE	35.00
								Total:	1,415.77

01 - 837		2C	OC	Daniel Robinson	C	1,184	1,498.00	RENT	1,514.00	1,514.00	1,514.00	06/06/08	07/31/11	350.00	-2.04
	1		N					GARAG	150.00					0.00
								Total:	1,664.00

01 - 838		2B	OC	Kellye Carder	C	1,347	1,812.00	RENT	1,812.00	1,812.00	1,812.00	06/01/10	06/30/11	350.00	-67.10
	2		N	Patrick Carder				CONC	-418.15				13	0.00
								PETRE	20.00
								GARAG	150.00
								W-Con	-37.50
								Total:	1,526.35

01 - 841		2C	OC	Matthew Hopton	C	1,184	1,523.00	RENT	1,523.00	1,523.00	1,523.00	03/14/09	05/31/11	350.00	6.00
	1		N	Melissa March				CONC	-304.60				13	0.00
								Total:	1,218.40

01 - 842		2B	OC	Elwood Sorensen	C	1,347	1,847.00	RENT	1,847.00	1,847.00	1,847.00	05/20/10	06/30/11	1,847.00	1,793.60
	2		N	Lisa Sorensen				CONC	-355.19				14	0.00
								PETRE	60.00
								STORA	35.00
								W-Con	-37.50
								Total:	1,549.31

01 - 843		2AA	OC	Cheryl Meeker	C	1,132	1,451.00	RENT	1,451.00	1,451.00	1,451.00	07/23/10	08/31/11	350.00	-53.00
	3		N					CONC	-334.84				13	0.00
								GARAG	160.00
								W-Con	-37.50
								Total:	1,238.66

01 - 844		2A	NA	Ed Niles	N	1,088	1,446.00	RENT	1,446.00	1,446.00	93.29	02/10/10	11/30/10	350.00	198.16
	2		N	Rachel Niles				CONC	-253.05			12/02/10	3	0.00
								Total:	1,192.95

01 - 845		2AA	OC	William Miller	C	1,132	1,451.00	RENT	1,451.00	1,451.00	1,451.00	03/01/09	04/30/11	0.00	0.00
	1		N	Courtney Schofield				CONC	-334.85					0.00
								STORA	35.00
								Total:	1,151.15

01 - 846		2A	OC	Robert DiGiulio	C	1,088	1,446.00	RENT	1,446.00	1,446.00	1,446.00	04/05/09	06/30/11	1,796.00	7.28
	1		N					CONC	-289.20				13	0.00
								PETRE	20.00
								Total:	1,176.80

01 - 847		2C	VL	Leslie Krosnowski	L	1,184	1,523.00			0.00	1,523.00	11/16/10	12/31/11	500.00	0.00
	2		N	Stanley Krosnowski									14	0.00

01 - 847		2C	VL	VACANCY		1,184		1,523.00		1,523.00
			N

01 - 848		2B	OC	Thomas Hooker	C	1,347	1,847.00	RENT	1,847.00	1,847.00	1,847.00	04/14/09	06/30/11	2,197.00	106.28
	1		N	Bozena Hooker				CONC	-397.82				13	0.00
								STORA	35.00
								W-Con	-37.50
								Total:	1,446.68

				Actual
Total:	Market	Lease	Gross	Potential	Security	Other	Total	Ending
	Rent	Rent	Possible	Charges	Deposits	Deposits	Deposits	Balance
	310,844.00	244,846.08	310,508.81	295,605.14	68,940.50	0.00	68,940.50	24,413.65

Income Code:		Resident Stat.		Unit Stat.		Unit Analysis
						Description	Units	Percent
C-FUR	Corp Furniture Renta	C	Current	NA	On Notice Available
C-UTI	Corp Utility Reimb	L	Leased	NL	On Notice Leased	Occupied	202	93.52
CABLE	CABLE	N	Notice	OC	Occupied	Vacant	13	6.02
CONC	CONCESSION	P	Previous			Down	0	0.00
				VA	Vacant Available
CORP	CORPORATE INCOME	X	Cancel			Total Units	216	100.00
EMPL	EMPLOYEE			VL	Vacant Leased	Construction	0

GARAG	GARAGE					Waiting Lists	1
M-Con	Maintenance Conc					Employee	0
MTM	MONTH TO MONTH					Model	1
PETFE	PET FEE					Other Use	0
PETRE	PET RENT					Total Special Use	1	0.46
RENT	BASE RENT
S-con	Sewer Concession
SEC	Security Deposit
SEWER	Sewer
SHTER	SHORT TERM LEASE
STORA	STORAGE
VUR	Vac Utility Reimburs
W-Con	Water Concession
WATER	WATER

Summary of Actual Charges by Income Code (Current, On-Notice, Transfer Out residents only)

C-FUR	Corp Furniture Renta	616.00
CABLE	CABLE	120.00
CONC	CONCESSION	-49,738.23
CORP	CORPORATE INCOME	100.00
EMPL	EMPLOYEE	844.40
GARAG	GARAGE	5,905.00
MTM	MONTH TO MONTH	162.50
PETRE	PET RENT	2,090.00
RENT	BASE RENT	288,386.41
S-con	Sewer Concession	-37.50
SHTER	SHORT TERM LEASE	100.00
STORA	STORAGE	1,410.00
VUR	Vac Utility Reimburs	400.00
W-Con	Water Concession	-5,362.50
WATER	WATER	-150.00

This Rent Roll includes  Current Resident, Applicants. '*' Indicates amounts not included in summary of lease charges

Grand Total :				Actual
	Market	Lease	Gross	Potential	Security	Other	Total	Ending
	Rent	Rent	Possible	Charges	Deposits	Deposits	Deposits	Balance
	310,844.00	244,846.08	310,508.81	295,605.14	68,940.50	0.00	68,940.50	24,413.65

Grand Summary of Actual Charges by Income Code (Current, On-Notice, Transfer Out residents only)

C-FUR	Corp Furniture Renta	616.00
CABLE	CABLE	120.00
CONC	CONCESSION	-49,738.23
CORP	CORPORATE INCOME	100.00
EMPL	EMPLOYEE	844.40
GARAG	GARAGE	5,905.00
MTM	MONTH TO MONTH	162.50
PETRE	PET RENT	2,090.00
RENT	BASE RENT	288,386.41
S-con	Sewer Concession	-37.50
SHTER	SHORT TERM LEASE	100.00
STORA	STORAGE	1,410.00
VUR	Vac Utility Reimburs	400.00
W-Con	Water Concession	-5,362.50
WATER	WATER	-150.00

EXHIBIT “E”

INSPECTION MATERIALS

1.
Certified copies of all leases, tenant files, service contracts and Contracts and other obligations of the Sellers that pertain in any way to the Property (leases and tenant files need not be copied if made available for on-site inspection).

2.
Current and historical operating statements covering the past three (3) fiscal years. Previous Calendar year statements and current year to date statements need to be audited. The audit will be performed by Buyer, with the cooperation of Sellers, as set forth in Section 19 of the Contract.

3.	Monthly occupancy data for the past three (3) fiscal years, in Sellers’s possession, custody or control. Previous Calendar year statements and current year to date statements need to be audited.

4.	Rental rate history for the past three (3) fiscal years.

5.	Current year operating budget and capital budget.

6.	List of major capital expenditures (in excess of $5,000.00) for the past three (3) fiscal years.

7.	Most recent title insurance policy and land title survey of the Property.

8.	Site plans, property plat and “as built” building plans, in Sellers’s possession, custody or control.

9.
All engineering studies or surveys including roof inspection reports, structural/mechanical/ electrical reports, geotechnical reports, elevator inspection reports, building measurements, in Sellers’s possession, custody or control.

10.	All environmental audits, reports and certifications, in Sellers’s possession, custody or control.

11.
All zoning and subdivision documents that may pertain to any proposed, exceptional, waived or grandfathered aspect of the Property’s zoning or permitted condition, in Sellers’s possession, custody or control.

12.	All construction, equipment and/or roof guaranties or warranties, in Sellers’s possession, custody or control.

13.	All certificates of occupancy issued by the applicable governmental authority for the Property.

14.	Copies of notices pertaining to threatened or pending litigation, as well as access to Sellers’s incident files for the preceding three (3) year period.

15.	Last six months deposit summaries and Bank statements.

16.	Insurance Loss Runs for the last three years (Property and Liability).

17.	Utility bills for the past three months.

18.	All service contracts on the property.

19.	Employee list and position.

SCHEDULE 1

ASSIGNMENT AGREEMENT AND BILL OF SALE

[TO BE AGREED UPON BY SELLERS AND BUYER]

SCHEDULE 2

FORM OF NON-FOREIGN AND RESIDENCY AFFIDAVITS

EXEMPTION FROM WITHHOLDING OF TAX FOR
DISPOSITIONS OF U.S. REAL PROPERTY INTERESTS

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person.  For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform _________________________ ("Transferee") that withholding of tax is not required upon the disposition of a U.S. real property interest by _____________________, a ______________________ ("Transferor"), the undersigned hereby certifies the following on behalf of the Transferor:

1.           Transferor is not a nonresident alien, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations) for purposes of U.S. income taxation;

2.           Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii) of the Internal Revenue Code;

3.           Transferor’s U.S. employer identification number is___________________; and

4.           Transferor's office address is _________________________________________.

Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare I have authority to sign this document on behalf of transferor.

_______________________________
Signature and Date

Title: __________________________

SCHEDULE 3

SELLERS’S CERTIFICATE

Certification Of Representations And Warranties Of Sellers

This Certification of Representations and Warranties of Sellers (this "Certification"), is made as of the _____ day of ____________, 2010, by _________________, a ________________________ (“Sellers”).

WITNESSETH:

WHEREAS, Sellers entered into that certain Contract of Purchase and Sale dated _________, 2010, with Preferred Apartment Communities, Inc. ("Buyer") (the “Agreement”), with respect to the sale and purchase of the membership interests of Sellers in Oxford Rise JV, LLC, the owner of certain property located at 900 Selwyn Place, West Vincent Township, Chester County, Pennsylvania,

WHEREAS, in accordance with the terms of the Agreement, Sellers are required to reaffirm and certify certain representations and warranties made in the Agreement.

NOW, THEREFORE, for and in consideration of the purchase price paid by Buyer to Sellers, the receipt and sufficiency of which is hereby acknowledged by Sellers, Sellers hereby certify that the representations and warranties made by Sellers in Section 4 of the Agreement, or any other document or instrument delivered to Buyer or its representatives, are true, correct and complete, in all material respects, and so remain true, correct and complete, in all material respects, as of the date hereof.

IN WITNESS WHEREOF, Sellers have executed this Certification under seal, the day and year first above written.

SELLERS:

   SCHEDULE 4

OWNER’S AFFIDAVIT

STATE OF _____________

COUNTY OF ____________

Personally appeared before me the undersigned deponent, who first being duly sworn according to law by the undersigned attesting officer, deposes and says on oath as follows:

THAT the deponent is the _______________ of _____________, a ___________________, the Manager of Oxford Rise JV, LLC (the “Company”), the owner of that certain parcel of land (the “Property”) more particularly described on Exhibit “A” attached hereto and incorporated herein by reference, and as such is familiar with the matters set forth herein and is authorized to make this affidavit on behalf of the Company.

THAT there are no unpaid or unsatisfied security deeds, mortgages, claims of lien, special assessments for sewer, water main or street improvements, delinquent water or sanitary bills, or other special assessments of any nature or taxes which would constitute a lien against the property and that the Property, except for those matters listed on Exhibit “B”, which is attached hereto and is incorporated herein by this reference, is free and clear of any encumbrances or any security deeds, mortgages, restrictions, easements, claims of easements, encroachments, ways or rights of use, whether existing of record or otherwise, that could in any way affect the title to the Property, or constitute a lien thereon, except for those matters listed on Exhibit “B”, which is attached hereto and incorporated herein by this reference.

THAT there is no outstanding indebtedness for equipment, appliances or other fixtures attached to the Property.

THAT the lines and corners of the Property are clearly marked, and that there are no disputes concerning the location of the lines and corners; and

THAT there are no pending suits, proceedings, judgments, bankruptcies, liens or executions against the deponent, either in the county where the Property is located or in any other county in the State of Georgia or elsewhere which could affect title to the Property; and

THAT certain repairs or improvements have been made to the Property by, or at the instance of, or with the consent of the Company within the last ninety-five (95) days, but the same have been fully completed, and all costs for labor, material and services incurred in connection therewith have been paid in full, and no mechanic, materialman, laborer, or other party claims or has the right to claim any lien against the Premises by virtue thereof; and

THAT the Company has been in open notorious, adverse and peaceful possession of the Property and that the undersigned deponent knows of no adverse claim to this title to the Property; and

THAT there are no persons or other parties in possession of the Property, nor do any persons or parties have any right or claim to possession of the Property extending beyond the date of this Affidavit, except for those tenants, as tenants only, under leases set forth on the rent roll attached hereto as Exhibit C.

THAT no broker’s services have been engaged with regard to the management, sale, purchase, lease, option or other conveyance of any interest in the subject commercial real estate and no notice of any lien for any such services has been received;

THAT the undersigned is making this affidavit with the knowledge that it will be relied upon by ____________________ [insert Buyer] in purchasing the membership interests in the Company and by Fidelity National Title Insurance Company in insuring title to the Property.

________________________(SEAL)

Sworn to and subscribed before
me this ____ day of ___________,
2010.

______________________________
Notary Public

Exhibit A

 [Insert Legal Description]

Exhibit B

[Permitted Exception]

Exhibit C

[Rent Roll]

   SCHEDULE 5

RENT ROLL CERTIFICATION

Certification Of Rent Roll

This Certification of Rent Roll (this "Certification"), is made as of the _____ day of ____________, 2010, by _________________, a ________________________ (“Sellers”).

WITNESSETH:

WHEREAS, Sellers entered into that certain Contract of Purchase and Sale dated _________, 2010, with Preferred Apartment Communities, Inc. ("Buyer") (the “Agreement”), with respect to the sale and purchase of the membership interests of Sellers in Oxford Rise JV, LLC, the owner of certain property located at 900 Selwyn Place, West Vincent Township, Chester County, Pennsylvania (capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement); and

WHEREAS, in accordance with the terms of the Agreement, Sellers are required to deliver at Closing a certified rent roll for the Property current as of the business day immediately prior to the Closing Date and stating the amount of all of the Security Deposits held by the Company under each Lease (the “Revised Rent Roll”).

NOW, THEREFORE, for and in consideration of the purchase price paid by Buyer to Sellers, the receipt and sufficiency of which is hereby acknowledged by Sellers, Sellers hereby certify that the Revised Rent Roll is true, correct and complete, in all material respects, as of the date hereof.

IN WITNESS WHEREOF, Sellers have executed this Certification under seal, the day and year first above written.

SELLERS: